KEELEY funds

The Disciplined Discovery of Value®

Prospectus

January 31, 2015

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY International Small Cap Value Fund

Class (A) Shares: KISVX
Class (I) Shares: KISIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund

Class (A) Shares: KMCVX
Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

KEELEY Alternative Value Fund

Class (A) Shares: KALVX
Class (I) Shares: KALIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.KeeleyFunds.com

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KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX

Class (I) Shares: KSCIX

INVESTMENT OBJECTIVE

The KEELEY Small Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KSCVX)	Class I (KSCIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KSCVX)	Class I (KSCIX)
Management Fees	0.93%	0.93%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.35%	1.10%
Fee Waiver and/or Expense Reimbursement(a)	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.10%

(a) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small Cap Value Fund
Class A	$581	$858	$1,156	$2,001
Class I	$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a small market capitalization. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” companies, which the Adviser currently defines as $3.5 billion or less at the time of investment.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—	savings and loan and insurance conversions from mutual to stock companies; and

—

event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view on the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk. Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies. Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2000® Index, an unmanaged index made up of the smallest 2,000 companies in the Russell 3000® Index. To assist investors in understanding the broader equity market, the table also includes the performance of the S&P 500® Index, a broad market-weighted index dominated by blue-chip stocks that is generally considered representative of the stock market as a whole. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSCVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information provided in the bar chart prior to January 1, 2008 represents the performance of KEELEY Small Cap Value Fund, Inc., the predecessor to the Class A Shares of the Small Cap Value Fund. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	22.39%	Q4 2008	(32.34)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY SMALL CAP VALUE FUND*	1 Year	5 Years	10 Years (or life of class, if less) (Inception date for Class I Shares is 12/31/2007)
Return before taxes
Class A	(4.44)%	13.23%	7.26%
Class I	0.32%	14.56%	5.39%
Return after taxes on distributions**
Class A	(4.49)%	13.19%	7.18%
Return after taxes on distributions and sale of fund shares**
Class A	(2.48)%	10.62%	5.90%
Russell 2000® Index (reflects no deduction for fees, expenses and taxes)***
	4.89%	15.55%	9.08%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)***
	13.69%	15.45%	9.40%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

*** Index returns in the “10 Years” column are measured from 12/31/04. Class I Shares commenced operations on 12/31/07. The returns for the S&P 500® Index and Russell 2000® Index since the commencement date of Class I Shares are 7.27% and 8.18%, respectively.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has managed the Fund since January 2011. Mr. Chin has managed the Fund since December 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX

Class (I) Shares: KSDIX

INVESTMENT OBJECTIVE

The KEELEY Small Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KSDVX)	Class I (KSDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KSDVX)	Class I (KSDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses(a)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.45%	1.20%
Fee Waiver and/or Expense Reimbursement(b)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.06%

(a) “Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(b) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small Cap Dividend Value Fund
Class A	$577	$875	$1,194	$2,096
Class I	$108	$367	$646	$1,442

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” companies, which the Adviser currently defines as $3.5 billion or less at the time of investment. “Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of small-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s other investment criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk. Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies. Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Dividend-Paying Stock Risk. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2000® Value Index, an unmanaged index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSDVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q4 2011	15.55%	Q3 2011	(17.44)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY SMALL CAP DIVIDEND VALUE FUND*	1 Year	5 Years	Since Inception (December 1, 2009)
Return before taxes
Class A	0.18%	15.27%	15.63%
Class I	5.17%	16.63%	16.97%
Return after taxes on distributions**
Class A	(1.38)%	14.18%	14.54%
Return after taxes on distributions and sale of fund shares**
Class A	1.30%	12.28%	12.60%
Russell 2000® Value Index (reflects no deduction for fees, expenses and taxes)
	4.22%	14.26%	15.32%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is the Assistant Portfolio Manager for

the Fund and assists Mr. Browne in the day-to-day management of the Fund. Messrs. Browne and Leonard have managed the Fund since its inception. The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY International Small Cap Value Fund

Class (A) Shares: KISVX

Class (I) Shares: KISIX

INVESTMENT OBJECTIVE

The KEELEY International Small Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KISVX)		Class I (KISIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of the amount redeemed)	2.00	%(a)	2.00	%(a)
Exchange Fee	None		None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KISVX)		Class I (KISIX)
Management Fees	1.10%		1.10%
Distribution (12b-1) Fees	0.25%		0.00%
Other Expenses(b)	1.29%		1.29%
Total Annual Fund Operating Expenses	2.64%		2.39%
Fee Waiver and/or Expense Reimbursement(c)	(1.15)%		(1.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%		1.24%

(a) Applies to redemptions placed within 90 days of purchase.

(b) “Other Expenses” are estimated for the current fiscal year.

(c) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.49% for Class A Shares and 1.24% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
KEELEY International Small Cap Value Fund
Class A	$595	$1,129
Class I	$126	$635

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As of the date of this prospectus, the Fund has a limited history of operations, and therefore portfolio turnover data is not available.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of foreign companies that have a smaller market capitalization. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes at market value at the time of purchase) in common stocks and other equity securities (including preferred stock, convertible debt securities, rights, warrants and American Depositary Receipts (“ADRs”)) of “small cap” companies that are domiciled outside of the United States. The Adviser considers “small cap” companies as those with a market capitalization no greater than the largest market capitalization of any company included in the MSCI World ex USA Small Cap Index (which was $7.2 billion as of December 31, 2014). Some of these companies, although considered small by U.S. standards, may rank among the largest in their countries by market capitalization.

The Fund’s primary investment universe includes both developed and emerging foreign countries that possess stable political systems and established rules of law designed to support legitimate and reasonable business practices. The Fund aims to invest a majority of its assets in the securities of companies in developed markets and does not expect to invest more than 20% of its assets in securities of companies located in emerging markets. From time to time, in pursuing its investment objective, the Fund may concentrate a higher percentage of its total assets in a particular geographic region or market sector.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser believes that the Fund is best positioned to achieve its investment objective when it is invested in securities of quality businesses that are priced significantly below their underlying value. The Adviser follows a rigorous, “bottom-up” investment process that focuses on individual companies (rather than on macroeconomic trends). As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals. The Adviser then uses these findings to derive an independent assessment of intrinsic value for each candidate, which must meet the following criteria to be considered for purchase by the Fund:

—

Quality and durability of business operations. The Fund seeks to invest in companies with sustainable competitive advantages, high barriers to market entry and attractive positioning within a product value chain that can generate superior returns and free cash flow throughout an entire economic cycle. The Adviser focuses in particular on companies with the capacity to deliver profitable long-term growth.

—

Financial strength. The Fund seeks to invest in companies that have strong and conservatively managed balance sheets, which the Adviser believes help reduce the risk to shareholders of permanent capital loss and provides management teams the ability to build value when attractive opportunities become available. The Fund will invest in companies that demonstrate the ability to generate profitable growth through an entire economic cycle.

—

Skilled management. The Fund seeks to invest in companies that the Adviser has identified as having skilled management teams that think and act like owners, and that have a history of generating value through operational excellence and strategic capital allocations.

—

Absolute undervaluation. The Fund seeks to invest in companies that allocate capital only to such investments that, in the Adviser’s opinion, offer an appreciable margin of safety (i.e., the difference between a stock’s market price and the Adviser’s estimate of its intrinsic value). The Fund seeks to achieve a margin of safety by investing in companies trading at significant discounts to the Adviser’s estimates of their intrinsic value.

—

Presence of a catalyst. The Fund seeks to invest in companies where the Adviser has identified factors that it believes have triggered low market valuations, and where it has further identified one or more catalysts that may cause such companies’ market prices and intrinsic values to converge over time.

The Fund typically will hold approximately 45 to 65 stocks, which generally are diversified by the type of underlying business, sources of cash flows, or reasons for undervaluation. Because the Fund holds a relatively small number of positions, a higher percentage of the Fund’s total assets may be invested in a particular country, geographic region, market sector or industry.

As long as an investment continues to meet the criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the Fund’s definition of “small capitalization.”

However, if at any time less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) is invested in small capitalization companies, the Fund will invest only in small capitalization companies until the 80% threshold is restored.

The Fund typically will hold assets that are denominated in a foreign currency. Therefore, the Fund periodically may engage in spot foreign currency transactions to facilitate the settling of the Fund’s purchases and Sales of foreign securities. The Fund typically will not engage in hedging against such currency risks, but reserves the right to do so in limited circumstances.

The Fund may be suitable for the more aggressive section of an investor’s portfolio that seeks to provide international diversification. The Fund is designed for investors who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small Capitalization Company Risk. Investing in securities of small-cap companies presents more risks than investing in securities of more established or large-cap companies. Small-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Foreign Investment Risk. By investing in foreign securities, the Fund faces the risks relating to such investments, which include: a lack of publicly available information about the issuers of securities; less stringent regulatory oversight; lack of uniform accounting, auditing, tax and financial reporting standards; high inflation rates, unfavorable economic practices; and expropriation and nationalization risks. Foreign stocks may underperform U.S. stocks and may be riskier, more volatile and less liquid than U.S. stocks.

Emerging Market Investment Risk. The risks relating to investments in foreign securities typically are exacerbated in emerging markets. For example, political and economic structures in these countries may be new and changing rapidly, which may cause instability. Their securities markets may be less developed; securities in those markets generally are more volatile. Emerging market countries are more likely to experience high levels of inflation, deflation or currency devaluations; changes in the value of foreign currency could reduce the value of your shares. In addition, the governments of many emerging market countries impose heightened regulation on their securities markets relative to the governments of developed countries. This increased government involvement may impair the economic growth of companies in those emerging markets.

Currency Risk. Investing in securities of foreign companies exposes the Fund to currency and exchange risks. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. The Fund generally will not hedge against such currency risks.

ADR Risk. Instead of investing directly in a foreign security, the Fund at times may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer. ADRs may be subject to certain of the currency, political, economic and market risks associated with direct investments in the securities of foreign companies, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the Fund’s ability to convert an ADR into the underlying foreign security and vice versa, which may cause the security of the foreign company to trade at a discount or premium to the market price of the related ADR.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. In doing so, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Geographic Concentration Risk. At times the Fund may concentrate its investments in the securities of issuers in a particular country or geographic region, thereby subjecting the Fund to the risks of investing in that particular country or region. Such risks may include adverse market, political, regulatory, and geographic events such as war; acts of terrorism; ethnic, religious or racial conflicts; the imposition of regulatory barriers; adverse weather; natural disasters; supply and demand disruptions; or changes in labor conditions and technology. To the extent that the Fund has invested a significant portion of its assets in the securities of companies in a single region or country, these risks may be greater.

Issuer-Specific Risk. The Fund generally will invest in a relatively small portfolio of approximately 45 to 65 stocks. As a result, the depreciation of any one stock held by the Fund will have a greater impact on the Fund than it would if the Fund had invested in a larger number of stocks.

PERFORMANCE

The Fund is new and does not yet have a full calendar year of performance history. Once it has a full calendar year of performance, total return information for the Fund will be presented here. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Egor N. Rybakov is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. Rybakov has been Portfolio Manager for the Fund since its inception. The SAI provides additional information about the compensation paid to Mr. Rybakov, other accounts that he manages, and his respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX

Class (I) Shares: KSMIX

INVESTMENT OBJECTIVE

The KEELEY Small-Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KSMVX)	Class I (KSMIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KSMVX)	Class I (KSMIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.42%	1.17%
Fee Waiver and/or Expense Reimbursement(a)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Small-Mid Cap Value Fund
Class A	$585	$876	$1,189	$2,073
Class I	$116	$369	$641	$1,418

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with small or mid-sized market capitalizations. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “small cap” or “mid cap” companies, which the Adviser currently defines as $7.5 billion or less at the time of investment.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—	savings and loan and insurance conversions from mutual to stock companies; and

—

event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view on the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid Capitalization Company Risk. Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small- and mid-cap companies may have a shorter history of operations or less diversified product lines—making them more susceptible to market pressures. During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2500® Value Index, an index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe with lower price-to-book ratios and lower forecasted growth values. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSMVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	36.70%	Q4 2008	(34.60)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY SMALL-MID CAP VALUE FUND*	1 Year	5 Years	Since Inception (August 15, 2007)
Return before taxes
Class A	(4.21)%	14.92%	7.62%
Class I	0.62%	16.27%	8.58%
Return after taxes on distributions**
Class A	(6.67)%	13.60%	6.78%
Return after taxes on distributions and sale of fund shares**
Class A	(0.51)%	11.96%	6.05%
Russell 2500® Value Index (reflects no deduction for fees, expenses and taxes)
	7.11%	15.48%	8.07%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio

Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has managed the Fund since January 2011. Mr. Chin has managed the Fund since December 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY Mid Cap Value Fund

Class (A) Shares: KMCVX

Class (I) Shares: KMCIX

INVESTMENT OBJECTIVE

The KEELEY Mid Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KMCVX)	Class I (KMCIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KMCVX)	Class I (KMCIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.46%	1.21%
Fee Waiver and/or Expense Reimbursement(a)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Mid Cap Value Fund
Class A	$585	$884	$1,205	$2,112
Class I	$116	$377	$658	$1,460

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a mid-size market capitalization. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as between $1.5 billion and $15 billion at the time of investment.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—

event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts in its view the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

As long as an investment continues to meet the Fund’s criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Mid-Size Capitalization Company Risk. Investing in securities of mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Mid-cap companies often have more limited resources and greater variation in operating results as compared to large-cap companies, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Mid-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures. During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe with lower price-to-book ratios and lower forecasted growth values. To assist investors in understanding the broader market of mid-cap company securities, the table also includes the S&P Midcap 400® Index, a broad-based market index that measures the performance of the mid-cap range of U.S. equity securities. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KMCVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q3 2009	18.71%	Q4 2008	(33.59)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY MID CAP VALUE FUND*	1 Year	5 Years	Since Inception (August 15, 2005 for Class A Shares and December 31,2007 for Class I Shares)
Return before taxes
Class A	(4.59)%	12.86%	4.50%
Class I	0.09%	14.20%	1.82%
Return after taxes on distributions**
Class A	(4.74)%	12.82%	4.48%
Return after taxes on distributions and sale of fund shares**
Class A	(2.48)%	10.31%	3.57%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)***
	14.75%	17.43%	8.99%
S&P Midcap 400® Index (reflects no deduction for fees, expenses and taxes)***
	9.77%	16.54%	9.45%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

*** Index returns in the “Since Inception” column are measured from 08/15/05, the inception date for Class A Shares. The inception date for Class I Shares is 12/31/07. The returns for the Russell Midcap® Value Index and S&P Midcap 400® Index since the inception date of Class I Shares are 9.14% and 9.46%, respectively.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has managed the Fund since January 2012. Mr. Chin has managed the Fund since June 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

INVESTMENT OBJECTIVE

The KEELEY Mid Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(a)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.60%	1.35%
Fee Waiver and/or Expense Reimbursement(b)	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%

(a) “Other Expenses” includes “acquired fund fees and expenses” totaling less than 0.01% of the Fund’s annual operating expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(b) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Mid Cap Dividend Value Fund
Class A	$576	$904	$1,255	$2,240
Class I	$107	$398	$711	$1,598

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as between $1.5 billion and $15 billion at the time of investment. “Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s other investment criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Mid Capitalization Company Risk. Investing in mid-cap securities presents more risk than investing in more established or large-cap company securities. Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Dividend-Paying Stock Risk. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe with lower price-to-book ratios and lower forecasted growth values. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KMDVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q1 2013	14.62%	Q2 2012	(2.95)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY MID CAP DIVIDEND VALUE FUND*	1 Year	Since Inception (October 3, 2011)
Return before taxes
Class A	5.98%	21.21%
Class I	11.20%	23.23%
Return after taxes on distributions**
Class A	5.17%	20.63%
Return after taxes on distributions and sale of fund shares**
Class A	4.01%	16.88%
Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)
	14.75%	26.47%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is the Assistant Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund. Messrs. Browne and Leonard have managed the Fund since its inception. The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY All Cap Value Fund

Class (A) Shares: KACVX

Class (I) Shares: KACIX

INVESTMENT OBJECTIVE

The KEELEY All Cap Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KACVX)	Class I (KACIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KACVX)	Class I (KACIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(a)	0.19%	0.19%
Total Annual Fund Operating Expenses	1.44%	1.19%
Fee Waiver and/or Expense Reimbursement(b)	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

(a) “Other Expenses” includes “acquired fund fees and expenses” totaling less than 0.01% of the Fund’s annual operating expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial

Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(b) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY All Cap Value Fund
Class A	$586	$881	$1,198	$2,093
Class I	$117	$374	$650	$1,440

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in common stock and other equity securities (including preferred stock,

convertible debt securities and warrants) of companies of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—	savings and loan and insurance conversions from mutual to stock companies; and

—

event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view of the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid Capitalization Company Risk. Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small- and mid-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures. During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 3000® Value Index, an index that measures the performance of the broad value segment of U.S. equity value universe with lower price-to-book ratios and lower forecasted growth values. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KACVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	31.12%	Q4 2008	(33.20)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY ALL CAP VALUE FUND*	1 Year	5 Years	Since Inception (June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares)
Return before taxes
Class A	(1.70)%	13.43%	6.90%
Class I	3.20%	14.77%	5.06%
Return after taxes on distributions**
Class A	(1.72)%	13.41%	6.89%
Return after taxes on distributions and sale of fund shares**
Class A	(0.94)%	10.79%	5.54%
Russell 3000® Value Index (reflects no deduction for fees, expenses and taxes)***
	12.70%	15.34%	7.41%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

*** Index returns in the “Since Inception” column are measured from 06/14/06, the inception date for Class A Shares. The inception date for Class I Shares is 12/31/07. The returns for the Russell 3000® Value Index since the inception date of Class I Shares are 6.54%.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Edwin C. Ciskowski is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. Ciskowski has been Portfolio Manager for the Fund since January 2015. John L. Keeley, Jr. and Brian R. Keeley is each a Co-Portfolio Manager for the Fund and assist Mr. Ciskowski in the day-to-day management of the Fund. Mr. John L. Keeley, Jr. has managed the Fund since its inception. Mr. Brian R. Keeley has managed the Fund since January 2012. The SAI provides additional information about the compensation paid to Messrs. Ciskowski, John L. Keeley, Jr. and Brian R. Keeley, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

KEELEY Alternative Value Fund

Class (A) Shares: KALVX

Class (I) Shares: KALIX

INVESTMENT OBJECTIVE

The KEELEY Alternative Value Fund (the “Fund”) seeks to achieve long-term capital appreciation, as well as to protect capital during adverse market conditions.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 88 of the Funds’ Prospectus and under the section “Purchases and Redemption of Shares” on page 35 of the Funds’ Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KALVX)	Class I (KALIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KALVX)	Class I (KALIX)
Management Fees	1.60%	1.60%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.34%	0.34%
Dividend and/or Interest Expenses(a)	0.44%	0.44%
Total Annual Fund Operating Expenses	2.63%	2.38%
Fee Waiver and/or Expense Reimbursement(b)	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.33%	2.08%

(a) “Dividend and/or Interest Expense” accounts for the costs associated with the Fund’s use of a credit line for shareholder redemption liquidity or short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.

(b) The Fund’s adviser, Keeley Asset Management Corp. (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.89% for Class A Shares and 1.64% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. The waiver is in effect through January 31, 2016, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY Alternative Value Fund
Class A	$675	$1,204	$1,757	$3,259
Class I	$211	$714	$1,243	$2,693

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objectives by investing primarily (i) in equity securities of companies with small or mid-sized market capitalizations and (ii) in certain derivative instruments designed to provide downside market protection. The Fund is an alternative investment vehicle within the Keeley Funds family since, unlike the other Funds, it is designed to provide downside market protection through the use of hedging strategies.

Under normal market conditions, the Fund will invest the equity portion of its assets in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as $7.5 billion or less at the time of investment.

In making equity investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—	savings and loan and insurance conversions from mutual to stock companies; and

—

event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time. Each stock is judged on its potential for above-average capital appreciation. The Adviser does not take into account current dividend or interest income when choosing securities for the Fund. The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view of the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

Broadmark Asset Management, LLC (the “Sub-Adviser” or “Broadmark”), serves as the sub-adviser for the Fund. Broadmark attempts to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments. Such instruments include options, futures contracts (sometimes referred to as “futures”) and options on futures contracts, as well as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Broadmark may utilize any asset class of an ETF or ETN, but primarily will utilize equity-based instruments. In performing its services, Broadmark assesses such factors as monetary policy, valuation analysis, investor sentiment and momentum. Broadmark adjusts the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity in the market and the Fund’s portfolio, including the Fund’s cash position. When Broadmark perceives the Fund’s equity risks to be low and opportunities high, and depending upon the Fund’s cash positions, the Fund could have a low to zero exposure to hedging vehicles. Further, at times when equity opportunity is high and equity risk low, Broadmark may invest a portion of the Fund’s cash balance in futures, options or ETFs. Conversely, when Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs or take long positions in inverse ETFs. Broadmark can hedge up to 100% of the Fund’s long equity exposure. Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long.

If successful, these strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative instrument. Moreover, if the price of the derivative instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all. There is no guarantee that Broadmark will accurately measure existing risk.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Small and Mid Capitalization Company Risk. Investing in securities of small-cap and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Small-cap and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Hedging Risk. In implementing a hedging strategy for the Fund to seek to mitigate downside risk, Broadmark may fail to accurately measure existing risk and, as a result, may fail to implement—or to remove—a hedge on a timely basis. As a result, a gain of the Fund may be wholly or partially offset by the hedge on the Fund’s portfolio, thereby placing the Fund in a worse position than if it had not attempted to hedge at all. In the alternative, the Fund may suffer a greater decline during a market downturn than it would have if the hedge were appropriately and/or timely placed.

Futures Investment Risk. Because of its hedging strategy, the Fund is subject to the increased risks associated with investments in put and call options, futures, derivatives and, in general, synthetic instruments. Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace. Futures trading also is highly leveraged. Further, futures trading may be illiquid as a result of daily limits on movements of prices. Non-exchange traded derivatives, swaps and certain options and other custom derivative or synthetic instruments are subject to the risk of nonperformance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty.

Short Sales Risk. The Fund is subject to risks associated with short sales. If the value of a security sold short increases, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a security could attain; by comparison, for a long position, the maximum loss is the price paid for the security plus transaction costs. Short sales also may cause the Fund to incur dividend and interest expenses. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund has an obligation to pay to the lender of the shorted security an expense equal to that dividend amount. In addition, the Fund is liable for any interest payable on securities while those securities are in a short position. These dividend and interest expenses are excluded from the expenses that the Adviser reimburses to the Fund pursuant to its expense cap agreement. (See “Management—Fee Waivers and Expense Reimbursements.”)

Risk of Investing in ETFs and ETNs. The Fund also is subject to risks associated with investments in ETFs and ETNs. Investing in ETFs or ETNs involves risks generally associated with investments in a broadly based portfolio of securities or commodities that do not apply to conventional funds, including: (1) the net asset value of the ETF or the ETN may deviate significantly from its trading value; (2) an active trading market for an ETF or an ETN may not develop or be maintained; (3) trading of an ETF or of an ETN may be halted if the listing exchange deems such action appropriate; (4) ETF or ETN shares may be delisted from the exchange on which they trade; and (5) the downgrading of the credit rating of the issuer of the ETN may cause the Fund’s investment to drop in value even if no change in value has occurred in the underlying index. The Fund’s investments in ETFs or ETNs also are subject to liquidity risks. The ETF or the ETN may not be able to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell 2500® Value Index, an unmanaged index that measures the performance of the small-cap to mid-cap value segment of the U.S. equity universe with lower price-to-book ratios and lower forecasted growth values, as well as with that of the S&P 500® Index, a broad market-weighted index dominated by blue-chip stocks that generally is considered representative of the stock market as a whole. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KALVX(1) - Year-by-year total return as of 12/31 each year (%)

(1) The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q1 2013	11.94%	Q3 2011	(12.52)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14 FOR THE KEELEY ALTERNATIVE VALUE FUND*	1 Year	Since Inception (April 1, 2010)
Return before taxes
Class A	(12.27)%	3.67%
Class I	(7.97)%	4.96%
Return after taxes on distributions**
Class A	(13.53)%	2.76%
Return after taxes on distributions and sale of fund shares**
Class A	(5.95)%	2.99%
Russell 2500® Value Index (reflects no deduction for fees, expenses and taxes)
	7.11%	13.89%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)
	13.69%	14.87%

* This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Advisers — The investment adviser for the Fund is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors. The investment sub-adviser for the Fund is Broadmark Asset Management, LLC, 12 East 52nd St., 3rd Floor, New York, NY 10022. Broadmark is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended.

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has managed the Fund since January 2011. Mr. Chin has managed the Fund since December 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

Investment Professional of Sub-Adviser — Christopher J. Guptill is the Chief Executive Officer, and has been the Chief Investment Officer, of Broadmark since its inception in 1999. He is primarily responsible for managing the market risk of the Fund.

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to page 67 of the Prospectus.

ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES

You can buy or sell the Funds’ shares directly from the Keeley Investment Corp., the Funds’ distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) at 1-888-933-5391 if you need additional assistance when completing your application. There is neither a minimum holding requirement nor a minimum amount requested to redeem your shares.

The minimum initial investment for the investor class of shares, termed the “Class A” Shares, of each Fund is $2,500, and the minimum for additional investments in Class A Shares of each Fund is $50. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class A Share accounts. The minimum initial investment for the institutional investor class of shares, termed the “Class I” Shares, of each Fund is $1 million, and the minimum for additional investments in Class I Shares of each Fund is $10,000. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class I Share accounts.

TAX INFORMATION

The Funds’ distributions, if any, are taxable to you, generally as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. These tax-deferred arrangements may be taxed at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their Distributor and/or Adviser may pay the intermediary for services provided to the Funds and their shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Read the Funds’ Prospectus and SAI, ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THE FUNDS

INVESTMENT OBJECTIVES

The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY International Small Cap Value Fund (“International Small Cap Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Value Fund (“Mid Cap Value Fund”), the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”) and the KEELEY All Cap Value Fund (“All Cap Value Fund”) each seek capital appreciation. The KEELEY Alternative Value Fund (“Alternative Value Fund”) seeks to achieve long-term capital appreciation, as well as to protect capital during adverse market conditions.

The investment objectives for Small Cap Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Dividend Value Fund, Mid Cap Dividend Value Fund and Alternative Value Fund are not fundamental and may be changed by the Board of Directors without a vote of the shareholders. The investment objectives for Mid Cap Value Fund and All Cap Value Fund are fundamental and cannot be changed by the Board of Directors without a vote of the shareholders.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

Small Cap Value Fund

The Small Cap Value Fund intends to pursue its investment objective by investing in companies with a small market capitalization, which the Adviser currently defines as $3.5 billion or less at the time of investment. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies of small market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small Cap Dividend Value Fund

The Small Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a small market capitalization, which the Adviser currently defines as $3.5 billion or less at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a small market capitalization. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

International Small Cap Value Fund

The International Small Cap Value Fund intends to pursue its investment objective by investing in equity securities of foreign companies that have a smaller market capitalization. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes at market value at the time of purchase) in common stocks and other equity securities (including preferred stock, convertible debt securities, rights, warrants and American Depositary Receipts (“ADRs”)) of “small cap” companies that are domiciled outside of the United States. The Adviser considers “small cap” companies as those with a market capitalization no greater than the largest market capitalization of any company included in the MSCI World ex-U.S. Small Cap Index. Some of these companies, although considered small by U.S. standards, may rank among the largest in their countries by market capitalization.

The Fund’s primary investment universe includes both developed and emerging foreign countries that possess stable political systems and established rules of law designed to support legitimate and reasonable business practices. The Fund aims to invest a majority of its assets in the securities of companies in developed markets and does not expect to invest more than 20% of its assets in securities of companies located in emerging markets. At all times, the Fund will invest in a minimum of three different countries. From time to time, in pursuing its investment objective, the Fund may concentrate a higher percentage of its total assets in a particular geographic region or market sector. However, the Fund does not focus on any particular geographic region.

As long as an investment continues to meet the criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the Fund’s definition of “small capitalization.” However, if at any time less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) is invested in small capitalization companies, the Fund will invest only in small capitalization companies until the 80% threshold is restored.

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund intends to pursue its investment objective by investing in companies with small and mid-size market capitalizations, which the Adviser currently defines as $7.5 billion or less at the time of investment. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with small and mid-size market capitalizations. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with small and mid-size market capitalizations until the 80% threshold is restored.

Mid Cap Value Fund

The Mid Cap Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which the Adviser currently defines as between $1.5 billion and $15 billion at the time of investment. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of companies with a mid-size market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

Mid Cap Dividend Value Fund

The Mid Cap Dividend Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which the Adviser currently defines as between $1.5 billion and $15 billion at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” (as defined below) common stocks and other equity type securities (including preferred stock) of mid-size market capitalization. As long as an investment continues to meet the Fund’s other investment criteria set forth below, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

All Cap Value Fund

The All Cap Value Fund intends to pursue its investment objective by investing in common stock and other equity securities (including preferred stock, convertible debt securities and warrants) of companies of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

Alternative Value Fund

The Alternative Value Fund intends to pursue its investment objectives by investing primarily in the types of equity securities described below; however, the Fund has broad and flexible investment authority. For the equity investments, the Fund intends to pursue its investment objectives by investing in companies with smaller market capitalizations, which the Adviser currently defines as $7.5 billion or less at the time of investment.

As the sub-adviser for the Fund, Broadmark attempts to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments, including options, futures contracts (sometimes referred to as futures) and options on futures contracts, as well as ETFs and ETNs. Broadmark may utilize any asset class of an ETF or ETN, but will primarily utilize equity-based instruments. In performing its services, Broadmark assesses such factors as monetary policy, valuation analysis, investor sentiment and momentum. Broadmark adjusts the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity in the market and the Fund’s portfolio, including the Fund’s cash position. When Broadmark perceives the Fund’s equity risks to be low and opportunities high, and depending upon the Fund’s cash positions, the Fund could have a low to zero exposure to hedging vehicles. Further, at times when equity opportunity is high and equity risk low, Broadmark may invest a portion of the Fund’s cash balance in futures, options or ETFs. Conversely, when Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs or take long positions in inverse ETFs. Broadmark can hedge up to 100% of the Fund’s long equity exposure. Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long.

If successful, these strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements,

but such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative instrument. Moreover, if the price of the derivative instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all. There is no guarantee that Broadmark will accurately measure existing risk.

Investment Principles and Strategies

For Small Cap Value Fund, Small-Mid Cap Value Fund and All Cap Value Fund, the Adviser focuses its attention on particular kinds of undervalued stocks and attempts to concentrate on identifying companies going through major changes (for example, corporate restructuring), including:

—	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);

—	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;

—	savings and loan and insurance conversions; and

—	event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation.

For the Mid Cap Value Fund, all of the above except savings and loan and insurance conversions are applicable, as these securities generally fall within the small cap universe.

It is the Adviser’s intention for a Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The research sources that the Adviser utilizes include company documents, subscription research services, select broker/dealers and direct company contact. Each stock is judged on its potential for above-average capital appreciation, using an approach that emphasizes:

—	equities with positive cash flow;

—	desirable EBITDA (earnings before interest, taxes, depreciation and amortization);

—	motivated management; and

—	little attention from Wall Street.

For Alternative Value Fund, the Adviser focuses its attention on particular kinds of undervalued stocks similar to Small-Mid Cap Value Fund. In addition, Broadmark will assess overall stock market risk by monitoring such factors as monetary policy, valuation analysis, investor sentiment and momentum.

For International Small Cap Value Fund, the Adviser focuses its attention on particular kinds of undervalued stocks by researching companies using the following criteria:

—	Quality and durability of business operations;

—	Financial strength;

—	Skilled management;

—	Absolute undervaluation; and

—	Presence of a catalyst.

The Adviser believes that holding a relatively small number of stocks allows those securities in the Fund’s portfolio with the best opportunity for capital appreciation to have a meaningful impact on the Fund’s performance. Therefore, the Fund generally holds approximately 45 to 65 securities. The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value. The Adviser also may sell a stock for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser seeks to invest in undervalued small-cap or mid-

cap companies, respectively, that have one or more of the following characteristics (“dividend-paying”):

—	attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow;

—	that pay a small dividend, but could grow their dividend over the next few years; and

—	that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

With the exception of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, current dividend or interest income is not a factor when choosing securities for the Funds. For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce a Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments. Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund intend to pay the dividends they receive at least annually.

Each Fund’s investment strategies and policies are not fundamental and may be changed without shareholder approval. For more about the Funds’ investment strategies and policies, please see the Funds’ SAI.

The Funds may be suitable for the more aggressive section of an investor’s portfolio. The Funds are designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in any of the Funds should not be considered a complete investment program.

Temporary Defensive Positions

During adverse economic, market or other conditions, a Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective. By taking a temporary defensive position, a Fund may not achieve its investment objective.

MAIN RISKS

Risks applicable to each Fund

—	Loss of money is a risk of investing in the Funds.

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Equity Risk. The Funds are subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

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“Value Style” Investment Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

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Small and Mid Capitalization Company Risk. Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies. Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. Small- and mid-cap companies may have a shorter history of operations or less diversified product lines – making them more susceptible to market pressures. During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

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Market Sector Concentration Risk. In pursuing its respective investment strategy, each Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Additional risks applicable to the Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund

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Dividend-Paying Stock Risk. The companies that the Funds hold may reduce or stop paying dividends, which may affect each Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Funds to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Additional risks applicable to the Alternative Value Fund

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Risk of Investing in ETFs and ETNs. Investing in ETFs or ETNs involves risks generally associated with investments in a broadly based portfolio of securities or commodities that do not apply to conventional funds, including: (1) the net asset value of the ETF or the ETN may deviate significantly from its trading value; (2) an active trading market for an ETF or an ETN may not develop or be maintained; (3) trading of an ETF or of an ETN may be halted if the listing exchange deems such action appropriate; and (4) ETF or ETN shares may be delisted from the exchange on which they trade.

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Issuer Credit Risk. In addition to the above, the Funds’ investments in ETNs are subject to issuer credit risk. For example, if the credit rating of the issuer of the ETN is downgraded, a Fund’s investment may drop in value even if no change in value has occurred in the underlying index. In addition, in a default situation involving an ETN, it is possible that a Fund could lose its principal investment.

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Hedging Risk. In implementing a hedging strategy for the Fund to seek to mitigate downside risk, Broadmark may fail to accurately measure existing risk and, as a result, may fail to implement — or to remove — a hedge on a timely basis. As a result, a gain of the Fund may be wholly or partially offset by the hedge on the Fund’s portfolio, thereby placing the Fund in a worse position than if it had not attempted to hedge at all. In the alternative, the Fund may suffer a greater decline during a market downturn than it would have if the hedge were appropriately and timely placed.

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Liquidity Risk. The Funds’ investments in ETFs or ETNs are also subject to liquidity risks. The ETF or the ETN may not be able to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. ETFs that invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, real estate investment trusts and emerging country issuers are subject especially to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not these are accurate.

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Futures Investment Risk. Futures prices are highly volatile, with price movements being influenced by a multitude of factors, such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace. Futures trading also is highly leveraged. Further, futures trading may be illiquid as a result of daily limits on movements of prices. Finally, the Fund’s futures trading could be adversely affected by speculative position limits.

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Derivatives Risk. Non-exchange traded derivatives, swaps and certain options and other custom derivative or synthetic instruments are subject to the risk of nonperformance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty.

—	Option Risk. Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks.

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Short Sales Risk. If the value of a security sold short increases, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a security could attain; by comparison, for a long position, the maximum loss is the price paid for the security plus transaction costs. Short sales also may cause the Fund to incur dividend and interest expenses.

Additional risks applicable to the International Small Cap Value Fund

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Foreign Investment Risk. The Fund faces the risks of investing in foreign securities, which include: a lack of publicly available information about the issuers of securities; less stringent regulatory oversight; lack of uniform accounting, auditing, tax and financial reporting standards; high inflation rates, unfavorable economic practices; and expropriation and nationalization risks. Foreign stocks may underperform U.S. stocks and may be riskier, more volatile and less liquid than U.S. stocks.

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Emerging Market Investment Risk. The risks of investing in foreign securities typically are exacerbated in emerging markets. For example, political and economic structures in these countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed; securities in those markets generally are more volatile and less liquid than those in the developed markets. Emerging market countries are more likely to experience high levels of inflation, deflation or currency devaluations; changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. The governments of many emerging market countries exercise greater control over, and impose heightened regulation on, their securities markets relative to the governments of developed countries. This increased government involvement may impair investment and economic growth of companies in those emerging markets.

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Currency Risk. Investing in securities of foreign companies exposes the Fund to currency and exchange risks. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars.

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Forward Contract Risk. The Fund periodically may use forward contracts to facilitate settlement of the Fund’s purchases and sales of foreign securities. Additionally in limited circumstances (such as when the Fund’s portfolio securities are denominated in a currency that the Adviser believes is overvalued) the Fund may (but is not required to) hedge against currency and exchange risks. However, use of such a hedging strategy contains its own additional risks. There can be no assurance that the hedging strategies used will be successful in avoiding losses. Hedged positions may perform less favorably in generally rising markets than unhedged positions, and hedging involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund. The projection of currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Adviser uses a forward contract at the wrong time or judges market conditions incorrectly, it could reduce the Fund’s return. In some cases, the Adviser may choose not to use such forward contracts under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. Also, if the Fund has insufficient cash to cover its open positions in forward contracts, it may have to sell securities from its portfolio to cover the futures contract position at times when it may be disadvantageous to do so.

Moreover, the use of forward contracts might reduce performance if there are unanticipated changes in currency prices (and such losses may be in excess of the amount invested in the forward contract).

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ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer. ADRs may be subject to certain of the currency, political, economic and market risks associated with direct investments in the securities of foreign companies, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert an ADR into the underlying foreign security and vice versa, which may cause the security of the foreign company to trade at a discount or premium to the market price of the related ADR.

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Geographic Concentration Risk. Similarly, at times the Fund may concentrate its investments in the securities of issuers in a particular country or geographic region, thereby subjecting the Fund to the risks of investing in those particular countries or regions. Such risks may include, but are not limited to adverse market, political, regulatory, and geographic events such as war or other political instability; acts of terrorism; ethnic, religious or racial conflicts; the imposition of embargoes, tariffs or other regulatory barriers; adverse weather and climate conditions; natural disasters; supply and demand disruptions; or changes in labor conditions and technology. To the extent that the Fund has invested a significant portion of its assets in the securities of companies in a single region or country, these risks may be greater.

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Issuer-Specific Risk. The Fund generally will invest in a relatively small portfolio of approximately 45 and 65 stocks. As a result, the depreciation of any one security held by the Fund will have a greater impact on the Fund than it would if the Fund had invested in a larger number of stocks.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.keeleyfunds.com.

MANAGEMENT

Investment Adviser — The investment adviser for the Funds is Keeley Asset Management Corp., 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Funds’ investment program, following policies set by the Funds’ Board of Directors. As of December 31, 2014, the Adviser had approximately $5.0 billion in assets under management.

Investment Sub-Adviser (Alternative Value Fund) — The investment sub-adviser for the Alternative Value Fund is Broadmark Asset Management, LLC, 12 East 52nd St., 3rd Floor, New York, NY 10022. Broadmark is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended. As of December 31, 2014, Broadmark had assets under management of approximately $1.7 billion. The Adviser will review, monitor and report to the Board of Directors on the performance and investment procedures of Broadmark and assist and consult with Broadmark in connection with Alternative Value Fund’s investment program. Broadmark, under the supervision of the Adviser, is responsible for the selection of broker-dealers, the negotiation of commission rates and the execution of transactions effected to carry out the dynamic hedging strategy of Alternative Value Fund.

The Adviser and Broadmark are engaged in a broad range of portfolio management, portfolio advisory and other business activities. Their services are not exclusive to any of the Funds and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of the Funds) or from engaging in other activities.

Advisory Services and Fees

Small Cap Value Fund — Under the Fund’s investment advisory agreement, both the Class A Shares and Class I Shares of the Fund pay the Adviser a monthly fee at the following annual rates: 1.00% of the first $1 billion of average daily net assets; 0.90% for net assets greater than $1 billion but less than $4 billion; 0.80% for net assets greater than $4 billion but less than $6 billion; and 0.70% for net assets greater than $6 billion. The Fund’s advisory fee rate for the fiscal year ended September 30, 2014 was 0.93% of its average daily net assets.

Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund — The Adviser has provided investment advisory services to each Fund since its inception. Under each Fund’s investment advisory agreement, both the Class A Shares and the Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets, 0.90% of the next $350 million of average daily net assets and 0.80% of average daily net assets over $700 million. The advisory fee rates for the fiscal year ended September 30, 2014 for each of Small Cap Dividend Value Fund, Small Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund were 1.00% of their average daily net assets, respectively.

International Small Cap Value Fund — Under the Fund’s investment advisory agreement, both the Class A Shares and Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 1.10% of average daily net assets. The Fund did not commence operations until after the September 30, 2014 fiscal year ended.

Alternative Value Fund — Under the Fund’s investment advisory agreement, both the Class A Shares and Class I Shares of the Fund pay the Adviser a monthly fee at an annual rate of 1.60% of average daily net assets. The Adviser makes all payments to the Sub-Adviser for its services. For its services, Broadmark receives sub-advisory fees of 0.60% of the Fund’s average daily net assets. The Fund’s advisory fee rate for the fiscal year ended September 30, 2014 was 1.60% of its average daily net assets.

A discussion of the factors considered by the Board in (i) approving the initial investment advisory agreement with the Adviser on behalf of International Small Cap Value Fund, (ii) approving the continuation of the other Funds’ respective investment advisory agreements with the Adviser, and (iii) approving the continuation of the investment sub-advisory agreement of the Alternative Value Fund between the Adviser, Broadmark and the Alternative Value Fund will be included in the Funds’ semi-annual report to shareholders for the period ending March 31, 2015.

Fee Waivers and Expense Reimbursements

Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund — The Adviser has agreed to waive its management fee or reimburse each Fund for expenses until January 31, 2016, so that the total operating expenses, on an annual basis, of each Fund do not exceed 1.39% of the average daily net assets for Class A Shares and 1.14% of the average daily net assets for Class I Shares.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — The Adviser has agreed to waive its management fee or reimburse each Fund for expenses until January 31, 2016, so that the total operating expenses, on an annual basis, of each Fund do not exceed 1.29% of the average daily net assets for Class A Shares and 1.04% of the average daily net assets for Class I Shares.

International Small Cap Value Fund — The Adviser has agreed to waive its management fee or reimburse the Fund for expenses, including organizational expenses, until January 31, 2016, so that the total operating expenses, on an annual basis, of that Fund do not exceed 1.49% of the average daily net assets for Class A Shares and 1.24% of the average daily net assets for Class I Shares.

Alternative Value Fund — The Adviser has agreed to waive its management fee or reimburse the Fund for expenses until January 31, 2016, so that the total operating expenses, on an annual basis, of that Fund do not exceed 1.89% of the average daily net assets for Class A Shares and 1.64% of the average daily net assets for Class I Shares.

For each Fund, these limitations exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s portfolio securities. After January 31, 2016, the Adviser may continue to voluntarily waive a portion of its management fee or reimburse either the Class A Shares or the Class I Shares of a Fund for expenses, but it will not be obligated to do so.

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. The Adviser, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed. Fee waivers and expense reimbursements have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors.

Portfolio Managers

Small Cap Value Fund and Small-Mid Cap Value Fund — John L. Keeley, Jr. is the Portfolio Manager for the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. John L. Keeley, Jr. has been Portfolio Manager for each Fund since its inception. In addition, Mr. John L. Keeley, Jr. is a Chartered Financial Analyst and has been an officer of the Distributor and the Adviser since their inceptions in 1977 and 1981, respectively. The SAI provides additional information about Mr. John L. Keeley, Jr.’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Brian R. Keeley is a Co-Portfolio Manager for the Funds and assists Mr. John L. Keeley, Jr. in day-to-day management of the Funds. Mr. Brian R. Keeley has been a Co-Portfolio Manager for each Fund since January 2011. Mr. Brian R. Keeley is a Chartered Financial Analyst and joined the Adviser as a Vice President of Research in 2006. Prior to that, Mr. Brian R. Keeley was a Vice President of Research and Trading at Mid-Continent Capital LLC. The SAI provides additional information about Mr. Brian R. Keeley’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Kevin M. Chin is a Co-Portfolio Manager for the Funds and assists Mr. John L. Keeley, Jr. in their day-to-day management. Mr. Kevin M. Chin has been a Co-Portfolio Manager for each Fund since December 2013. Previously, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC. The SAI provides additional information about Mr. Chin’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Mid Cap Value Fund — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. See above for a description of Mr. John L. Keeley, Jr.’s background.

Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has been a Co-Portfolio Manager of the Fund since January 2011. See above for a brief description of Mr. Brian R. Keeley’s background. Mr. Chin has been a Co-Portfolio Manager of the Fund since June 2013. See above for a brief description of Mr. Chin’s background.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — Thomas E. Browne, Jr. is the Portfolio Manager for the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Browne has been Portfolio Manager for each Fund since its inception. Mr. Browne is a Chartered Financial Analyst and joined the Adviser as a Vice President and Portfolio Manager in 2009. Prior to that, Mr. Browne was a Portfolio Manager and Analyst at Oppenheimer Capital LLC. The SAI provides additional information about Mr. Browne’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Brian P. Leonard is an Assistant Portfolio Manager for the Funds and assists Mr. Browne in day-to-day management of the Funds. Mr. Leonard has been an Assistant Portfolio Manager for each Fund since its inception. Mr. Leonard joined the Adviser as a Vice President of Research and Client Service in 2004. The SAI provides additional information about Mr. Leonard’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

International Small Cap Value Fund — Egor N. Rybakov is the Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Rybakov has been Portfolio Manager for the Fund since its inception. Mr. Rybakov is a Chartered Financial Analyst and joined the Adviser in 2014. Previously, Mr. Rybakov was as a portfolio manager and equity research analyst at Thornburg Investment Management, NWQ/Tradewinds Global Investors and EDGE Asset Management, where he focused on global equity value investing. The SAI provides additional information about Mr. Rybakov’s compensation, other accounts that he manages, and his ownership of securities in the Fund.

All Cap Value Fund — Edwin C. Ciskowski is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ciskowski has been Portfolio Manager of the Fund since January 2015 and has helped manage the Fund since January 2011. Mr. Ciskowski is a Certified Public

Accountant and joined the Adviser as a Vice President of Research in 2008. Prior to that, Mr. Ciskowski was a Research Director at Broadview Advisors LLC. The SAI provides additional information about Mr. Ciskowski’s compensation, other accounts that he manages, and his ownership of securities in the Fund.

Mr. John L. Keeley, Jr. is a Co-Portfolio Manager for the Fund and assists Mr. Ciskowski in the day-to-day management of the Fund. Mr. John L. Keeley, Jr. has been a Portfolio Manager for the Fund since its inception. See above for a brief description of Mr. John L. Keeley, Jr.’s background.

Brian R. Keeley is a Co-Portfolio Manager of the Fund and assists Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has been a Co-Portfolio Manager for the Fund since January 2012. See above for a brief description of Mr. Brian R. Keeley’s background.

Alternative Value Fund — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. See above for a brief description of Mr. John L. Keeley, Jr.’s background.

Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has been a Co-Portfolio Manager of the Fund since January 2011. See above for a brief description of Mr. Brian R. Keeley’s background. Mr. Chin has been a Co-Portfolio Manager of the Fund since December 2013. See above for a brief description of Mr. Chin’s background.

Christopher J. Guptill is the Chief Executive Officer and has been the Chief Investment Officer of Broadmark since its inception in 1999. He is primarily responsible for managing the market risk of the portfolio.

Other Service Providers

Administrator — U.S. Bancorp Fund Services, LLC performs administrative services for the Funds, including handling required tax returns and various filings, monitoring the Funds’ expenses and compliance issues and other generally administrative matters.

Distributor and Shareholder Servicing Agent — Keeley Investment Corp., member of FINRA/SIPC, is the Distributor and the shareholder servicing agent of the Funds.

Custodian — U.S. Bank, N.A. provides for the safekeeping of the Funds’ assets.

Transfer Agent and Accounting Services — U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) maintains shareholder records, disburses dividends and other distributions, performs fund accounting and performs administrative services on behalf of the Funds.

YOUR INVESTMENT

HOW SHARES ARE PRICED

The public offering price of each of the Funds’ shares is the net asset value (“NAV”) (the value of one share in a Fund), plus a sales charge based on the amount of your purchase.

Net asset value — NAV is calculated by dividing a Fund’s total assets, minus any liabilities, by the number of shares outstanding. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day the NYSE is open.

The NAV is calculated daily and the price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

The method for determining the value of a Fund’s assets is as follows:

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A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it was not traded during the day, at the most recent bid price. Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices.

—	If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded.

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Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

—	Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

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Foreign securities that do not trade on a U.S. securities exchange in the United States or in the over-the-counter market are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the day the valuation is made. Securities that were not traded on the valuation date will be valued at the last reported bid price.

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Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

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Options on securities and options on indexes listed on an exchange will be valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation. Certain investments, including options, may trade in the over-the-counter market and generally will be valued based on quotes received from a third-party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

Fair Valued Securities — Securities for which market quotations are not readily available and securities for which the Funds have reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Funds’ Board of Directors. To the extent that a Fund’s securities are traded on U.S. exchanges, that Fund does not expect that there would be many times when a fair value determination would be required. Although market price is usually the best indicator of value, if there is very little trading in a security, the Funds may determine that the reported market price is not an accurate reflection of the security’s value and should not be relied upon. Other times when a Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day. In such cases, the Fund’s value for a security may be different from most recent quoted market values, which could affect NAV and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

International Small Cap Value Fund generally will invest a significant portion of its assets in securities traded in markets outside the United States. Such foreign markets sometimes are open on days when the NYSE is not open and when Fund does not calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its NAV. Therefore, the value of that Fund’s portfolio may be affected on days when it does not calculate its NAV and you cannot purchase or redeem Fund shares. As such, International Small Cap Value Fund may rely on the recommendations of a fair value pricing service approved by the Board of Directors that are subject to a valuation adjustment upon the reaching of a valuation “trigger.” The fair value prices of foreign securities therefore will reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the U.S. market and the non-U.S. markets on which such securities trade.

Sales charge — The chart below shows how the sales charge varies with the amount of your purchase for Class A Shares of each Fund.

	Sales Charge as a Percentage of		Dealer Reallowance as a Percentage of Offering Price
Single Transaction Amount	Offering Price	Net Amount Invested
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - less than $100,000	4.00%	4.17%	3.50%
$100,000 - less than $250,000	3.00%	3.09%	2.50%
$250,000 - less than $500,000	2.50%	2.56%	2.00%
$500,000 and over	1.00%	1.01%	0.50%

Various individuals and organizations who meet a Fund’s requirements may buy Class A Shares at NAV — that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities. For more information, please see the Funds’ SAI. Please confirm with the Distributor whether you qualify to purchase Class A Shares at NAV. All Class I Shares are available at NAV. You may be eligible to buy Class I Shares. Please see “Buying Shares” under “How to Buy, Sell and Exchange Shares” and refer to the SAI for further details.

The Funds provide free of charge, through their website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

See also “Right of Accumulation” and “Letter of Intent” under the section titled “Shareholder Privileges” below.

Distribution Plan (12b-1) and Shareholder Servicing Plan

Keeley Funds, Inc. (the “Company”) has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for each Fund’s Class A Shares, which allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of a Fund’s average net assets (calculated on a daily basis). Because these fees are paid out of assets of each Fund’s

Class A Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor or the Adviser may make cash payments, which are referred to as revenue share payments, to dealer firms as incentives to sell a Fund’s shares, to promote retention of their dealer firms’ customers’ assets in the Funds and to reimburse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees that the dealer firms may receive from each of the Class A Shares of the Funds or the Distributor. Revenue share payments would come from the Distributor or Adviser’s own resources and not from the Funds, will not change the price of a Fund’s shares and will not reduce the amount of proceeds which a Fund receives from the sale of shares. However, the Distributor or Adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by a Fund to the Distributor. The amount of such payments could be significant to a dealer firm. The Distributor or the Adviser will determine, in their own judgment, whether to make revenue share payments to any dealer firm.

The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. Because these fees are paid out of assets of each Fund’s shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES

Buying Shares

In addition to the fact the Class I Shares do not have a sales load, Class A Shares and Class I Shares of the Funds have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Please see the SAI for further details.

You can buy a Fund’s shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials it may provide to you before you invest through it.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. An investment in the Funds may cause adverse tax consequences for shareholders residing outside the United States.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are a non-individual (such as a corporation, partnership or trust), you must supply your legal name, the address of principal place of business, office or other physical location, taxpayer identification number, and documents that evidence existence of the entity. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

In response to Federal Trade Commission regulations related to the prevention of identity theft, the Funds adopted a “Red Flags” policy to monitor and take action with respect to patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds conduct their operations in a manner that is consistent with industry practice in that regard. The Transfer Agent implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

If a reasonable belief of the identity of a customer cannot be established, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. Each Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

The minimum initial investment for the Class A Shares of the Funds is $2,500, and the minimum for additional investments in each Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts.

Class I Shares are sold at NAV per share without a sales charge directly to institutional investors. They may include banks, insurance companies, pension or profit sharing trusts, investment companies and other investors at the discretion of the Distributor. Also, Class I Shares are available to investors other than institutional investors who invest amounts equal to or exceeding the minimum amount of investment for Class I Shares. The minimum initial investment for Class I Shares of the Funds is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments in certain Class I Share accounts.

Your order will be processed at the next calculated appropriate price after a Fund receives your order in proper form. Each Fund may enter into arrangements with third parties, including broker-dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to the “KEELEY Small Cap Value Fund,” “KEELEY Small Cap Dividend Value Fund,” “KEELEY International Small Cap Value Fund,” “KEELEY Small-Mid Cap Value Fund,” “KEELEY Mid Cap Value Fund,” “KEELEY Mid Cap Dividend Value Fund,” “KEELEY All Cap Value Fund” or “KEELEY Alternative Value Fund.” The Funds will not accept payment in cash or money orders. Cashier’s checks must be in amounts greater than $10,000. Also, to prevent fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

If your payment is returned for any reason, you will be charged a $25 fee as well as for any loss incurred by the Funds.

While the Funds do not issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

Your account may be transferred to your state of residence if no activity occurs within your account during the statutory “inactivity period” specified in your state’s abandoned property laws.

EACH FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER IF THE FUND BELIEVES THAT IT IS IN THE FUND’S BEST INTEREST TO DO SO.

By wire transfer

Opening an account

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

—	Have your bank wire the amount you want to invest to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

ABA #: 075000022

Credit U.S. Bancorp Fund Services, LLC

Account #: 112-952-137

Further credit: KEELEY [Fund name here]

Shareholder name and account number

Wired funds must be received prior to 4:00 p.m. EST to be eligible for same day pricing. Neither the Funds nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Adding to your account

For the Class A Shares of the Funds, you can add to your account anytime in investments of $50 or more. For the Class I Shares of the Funds, you can add to your account anytime in investments of

$10,000 or more. In certain instances, these minimums may be waived at the discretion of the Distributor. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intention to wire funds to your account. This will ensure prompt and accurate credit.

By Electronic Funds Transfer on an Established Account (Automated Clearing House (ACH))

If you call 1-888-933-5391 prior to 4:00 p.m. Eastern time to place your order, shares will be purchased at that day’s NAV per share.

How to Add Telephone Subsequent Purchase via ACH to a New Account

Your account will automatically be given this option unless you decline by checking the box on the application form.

How to Add Telephone Subsequent Purchase to an Established Account via ACH without this Option

Mail in a voided check and a letter of instruction. Your request may require that the letter of instruction include a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. This option is effective 15 business days after your request is received. (Note: To use this option, your bank must be a member of the ACH.)

By phone

Investors may purchase additional shares of the Funds by calling 1-888-933-5391. If your account has been open for at least 15 days, telephone orders in the amount of $50 or more for Class A Shares and $10,000 or more for Class I Shares will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the applicable price on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Important Information Regarding Telephone Purchases

By using the telephone to purchase or exchange shares, you agree to hold the Funds, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. If your account has more than one owner, the Funds may rely on the instructions of any one account owner. If you are unable to reach the Funds by telephone you should send your instructions for purchase or exchange by regular or express mail. Purchase or exchange orders will not be canceled or modified once received in good order. Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submit a voided check with which to establish bank instructions on your account. If you do not want your account set up for this option, you must make an election to “opt out.” You can do this by calling Shareholder Services at 1-888-933-5391, or by marking the appropriate box on your Purchase Application form.

By mail

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Funds.

Opening an account

—	Write a check for the amount you want to invest, payable to KEELEY [Fund name here].

—	Mail your payment with a completed purchase application (included with this prospectus) to:

KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Selling Shares

You can redeem your shares in any of the Funds at anytime by mail or telephone for shares you hold directly at the Funds.

Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

If your account is with the Distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

Otherwise, you may sell your shares:

By mail

Send the transfer agent a written redemption request in proper order, including:

—	your account name and number;

—	the number of shares or dollar amount to be redeemed;

—	the signature of each registered owner, exactly as the shares are registered with signature(s) guaranteed, if applicable; and

—	documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact.

Mail to: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery, use this address: KEELEY [Fund name here] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Signature guarantees — If you request a direct redemption whereby you want the proceeds payable or sent to any person, address, or bank not on the account, or the request comes within 15 days of an address change, we require signature guarantees. Signature guarantees are also required when changing account ownership. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require or waive a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. These guarantees may seem inconvenient, but they are intended to protect you against fraud. A notary public is not acceptable. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it is not.

Eligible guarantors include qualified:

—	Banks, credit unions and savings associations

—	Broker/dealers

—	National securities exchanges

—	Registered securities associations

—	Clearing agencies

By phone

To redeem shares by phone, call the Transfer Agent at 1-888-933-5391. The Funds follow procedures to confirm that telephone instructions are genuine and send payment only to the address of record or the designated bank account. The Funds are not liable for following telephone instructions reasonably believed to be genuine. Once a telephone transaction has been placed, it cannot be canceled or modified.

If you do not want telephone transaction privileges, check the box on the purchase application.

Payment — When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

When you sell your shares of any Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

The Funds will send payment for shares redeemed within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. You may request to have a check sent to your address of record, have proceeds wired to your bank account of record, or send funds via electronic funds transfer through the ACH network to a pre-designated account. The Transfer Agent charges a $15 wire fee. There is no charge when proceeds are sent via the ACH system but credit may not be available for 2-3 days.

The Funds will not send redemption proceeds until checks for the purchase of the shares have cleared — up to 15 days.

We may suspend redemptions if the NYSE closes or for other emergencies. Please see the Funds’ SAI for details.

Small accounts — If (i) the value of your account for investments in Class A Shares falls below $250, or (ii) the value of your account for investments in Class I Shares falls below $500,000, we reserve the right to redeem your shares and send you the proceeds. Currently, however, each Fund’s practice is to maintain small accounts instead of closing them out. In the event that there is a change in this policy, you will receive advance notice.

Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the other Funds or for shares in First American Prime Obligations Fund (the “Prime Obligations Fund”). The minimum exchange amount for exchanges between the Funds is $250. The minimum exchange amount for exchanges between any of the Funds and shares in the Prime Obligation Fund is outlined in the Prime Obligation Fund’s prospectus. For exchange purposes, you may exchange shares of a Fund for shares of another Fund; however, you may only exchange Class A Shares for Class I Shares if you meet the $1 million investment minimum for Class I Shares. You also may exchange both Class A and Class I Shares of the Funds for Class A Shares of the Prime Obligations Fund.

Prior to making such an exchange, you should obtain and carefully read the Prime Obligations Fund’s prospectus. To obtain the Prime Obligations Fund’s prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-888-933-5391. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Adviser of an investment in the Prime Obligations Fund and may be changed or canceled by the Funds at any time upon 60 days’ notice. The Prime Obligations Fund is not affiliated with the Funds or the Adviser; however, an affiliate of the Transfer Agent and Distributor advises the Prime Obligations Fund. In addition, the Prime Obligations Fund’s distributor is entitled to receive a fee from the Class A Shares of the Prime Obligations Fund for distribution services at the annual rate of 0.25% of the average daily NAV of the shares in connection with these exchanges.

There is a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Funds consider two exchanges between any of the Funds, or between any of the Funds and the Prime Obligations Fund for more than $250,000 within a five business day period to be market timing. The Adviser monitors exchanges in amounts of $250,000 or more within a five business day period and advises the Transfer Agent on any action that should be taken on the account. See “Frequent Purchases and Redemptions of Fund Shares.”

A Fund’s shares will be redeemed at the next determined NAV after your request is received, and shares of the Prime Obligations Fund or a different Fund’s shares will be purchased at the per share NAV next determined at or after redemption.

You also can move your exchanged shares, plus any Prime Obligations Fund or other Funds shares purchased with reinvested dividends, back into a Fund with no sales charge (as long as your investment remained continuously in the Prime Obligations Fund or the Funds between withdrawal and reinvestment). However, if you originally invested in Class A Shares and have exchanged into Prime Obligations Fund shares, you may not then move into Class I Shares unless you meet the investment minimum of those shares.

Your exchange is subject to the terms of the Prime Obligations Fund or any of the Funds. Ask us for a copy of their prospectuses and read them carefully before investing.

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Funds follow procedures to confirm that telephone instructions are genuine. We are not liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

The Company reserves the right to change or eliminate the exchange privilege. If the Company changes that privilege, you will receive advance notice.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Directors has adopted policies and procedures to discourage frequent trading in the Funds’ shares (often called market timing). The Funds believe that their sales charge (at a maximum of 4.50%) coupled with a maximum of four exchanges per year makes it difficult for a purchaser to utilize the Funds for market timing. Although the Funds do not believe that they are subject to the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategies of the Funds because it requires the Funds to maintain excess cash or to liquidate investments before they otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The

Funds’ procedures provide that the Funds will not enter into any agreements or “understandings” with anyone that specifically permit frequent trading. The Funds will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares.

Although the Funds make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account (although there can be no assurance that the Funds would do so). The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries. The Funds consider any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Funds reserve the right to restrict purchasers, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.

There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Redemption Fee — In order to discourage frequent short-term trading in shares of International Small Cap Value Fund, that Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at NAV on the day of redemption) on any redemption (including redemption by exchange) of the Fund’s shares within 90 days of purchasing them (including purchase by exchange). Such fee is deducted from the redemption proceeds. The redemption fee is not a sales charge; it is paid directly to International Small Cap Value Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading, including the costs associated with purchasing and selling foreign securities. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). A redemption may result in a taxable transaction to the redeeming investor. Such a redemption fee is in addition to any fees charged by the Transfer Agent, as described in the preceding section “How to Buy, Sell and Exchange Shares.” The Fund reserves the right to waive or reduce the redemption fee at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.

DISTRIBUTIONS AND TAXES

Distributions

The Funds distribute their net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional shares (of the same class, as applicable) unless you write the Transfer Agent to request otherwise. There is no sales charge on reinvestments.

If your mailed distribution check cannot be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, the Funds reserve the right to reinvest the distribution amount at the current NAV at the time of such investment until you give us other instructions.

Taxes

The Funds may make distributions taxable to you as either ordinary income or capital gains. The rate you pay on capital gains distributions will depend on how long the Funds have held the securities, not on how long you as a shareholder have owned your Fund shares. You will receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are taxable as capital gains.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. An exchange of Fund shares for shares of any other fund will be treated as a sale of the Fund’s shares and is subject to the same tax consequences. Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders if they have not provided their correct taxpayer identification number.

It is important that you consult with your tax adviser on the federal, state and local tax consequences of investing in the Funds that are unique to your tax situation.

SHAREHOLDER PRIVILEGES

Right of Accumulation (“ROA”) — You may combine your new purchase with the value of any other Class A Shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases of Class A Shares. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own. In addition to the shares of the Funds that you own, you also may combine the value of the Fund shares owned by your spouse and dependent children for sales charge reductions. To receive a reduced sales charge based on the accumulated value of such accounts, you must notify the Funds in writing at the time of purchase.

Letter of Intent (“LOI”) — By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date in that class. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.50% of the amount of the LOI will be held in escrow during the 13-month period following your initial purchase of Fund shares. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish a LOI with a Fund, you can aggregate your accounts as well as the accounts of your spouse. However, you will not be allowed to aggregate investments in different share classes of the Funds. You will need to provide written instructions with respect to all other accounts whose purchases should be considered in fulfillment of the LOI.

Automatic Investment Plan (“AIP”) — You may buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Class A Shares or $10,000 or more withdrawn from your account and invested in the Class I Shares of each Fund. The minimum to open an AIP account is $2,500 for Class A Shares and $1,000,000 for Class I Shares. The Distributor may waive the minimum to open certain AIP accounts. There is no service fee for this option. To establish the AIP, complete the AIP section on the purchase application or, after your account is established, complete an AIP application (available from each Fund). Under the AIP, you may make regular monthly investments of $50 or more in a Fund directly from your checking or savings account. In order to participate, your financial institution must be a member of the ACH network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

THE FUNDS RESERVE THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds offer a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five (5) years (or, if shorter, for the period of a Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information on the financial performance of the Funds for each of the years or the periods ending September 30 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request. Because International Small Cap Value Fund commenced operations following the end of the most recently completed fiscal year, financial highlight information for that Fund is not yet available.

KEELEY Small Cap Value Fund

	Year Ended September 30,
	2014		2013	2012	2011		2010
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$35.62		$27.01	$20.29	$21.17		$19.12

Income from investment operations:
Net investment income/(loss)	(0.02	)(2)	0.16 (2)	0.02 (2)	(0.06	)(2)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.77		8.51	6.70	(0.82)		2.14

Total from investment operations	0.75		8.67	6.72	(0.88)		2.09

Less distributions:
Net investment income	(0.12)		(0.06)	—	—		(0.04)

Net asset value, end of period	$36.25		$35.62	$27.01	$20.29		$21.17

Total return(3)	2.10%		32.17%	33.12%	(4.16)%		10.92%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,552,587		$2,036,972	$1,808,213	$2,048,832		$3,321,356
Ratio of expenses to average net assets(4)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.35%		1.36%	1.39%	1.35%		1.36%
Ratio of net investment income/(loss) to average net assets	(0.06)%		0.52%	0.07%	(0.26)%		(0.20)%
Portfolio turnover rate	42.72%		51.12%	25.87%	18.98%		8.65%
CLASS I - PER SHARE DATA(1)
Net asset value, beginning of period	$35.94		$27.28	$20.44	$21.28		$19.20

Income from investment operations:
Net investment income/(loss)	0.07	(2)	0.24 (2)	0.08 (2)	0.00	(2)(5)	0.01
Net realized and unrealized gain/(loss) on investments	0.79		8.58	6.76	(0.84)		2.15

Total from investment operations	0.86		8.82	6.84	(0.84)		2.16

Less distributions:
Net investment income	(0.19)		(0.16)	—	—		(0.08)

Net asset value, end of period	$36.61		$35.94	$27.28	$20.44		$21.28

Total return(3)	2.36%		32.49%	33.46%	(3.95)%		11.29%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$971,154		$939,482	$826,529	$711,751		$524,550
Ratio of expenses to average net assets(4)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.19%		0.77%	0.32%	(0.01)%		0.05%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.10%		1.11%	1.14%	1.10%		1.11%
Ratio of net investment income/(loss) to average net assets	0.19%		0.77%	0.32%	(0.01)%		0.05%
Portfolio turnover rate	42.72%		51.12%	25.87%	18.98%		8.65%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(5)	Amount calculated is less than $0.005 per share.

KEELEY Small Cap Dividend Value Fund

	Year Ended September 30,				December 1, 2009(1) to September 30, 2010
	2014	2013	2012	2011
CLASS A - PER SHARE DATA(2)
Net asset value, beginning of period	$16.73	$14.21	$11.36	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.17 (3)	0.23 (3)	0.21 (3)	0.18 (3)	0.11
Net realized and unrealized gain/(loss) on investments	0.68	2.96	3.14	0.15	1.57

Total from investment operations	0.85	3.19	3.35	0.33	1.68

Less distributions:
Net investment income	(0.22)	(0.28)	(0.20)	(0.18)	(0.11)
Net realized gains	(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.79	$16.73	$14.21	$11.36	$11.57

Total return(4)	4.90%	23.20%	29.90%	2.38%	16.89	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$59,360	$83,061	$32,549	$14,114	$3,918
Ratio of expenses to average net assets(6)	1.39%	1.39%	1.39%	1.39%	1.40	%(7)
Ratio of net investment income/(loss) to average net assets	0.96%	1.48%	1.53%	1.29%	1.48	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	1.43%	1.48%	1.56%	1.66%	2.28	%(7)
Ratio of net investment income/(loss) to average net assets	0.92%	1.39%	1.36%	1.02%	0.60	%(7)
Portfolio turnover rate	38.81%	27.19%	28.98%	57.78%	59.48	%(5)
CLASS I - PER SHARE DATA(2)
Net asset value, beginning of period	$16.75	$14.22	$11.37	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.21 (3)	0.27 (3)	0.24 (3)	0.21 (3)	0.14
Net realized and unrealized gain/(loss) on investments	0.69	2.97	3.14	0.16	1.56

Total from investment operations	0.90	3.24	3.38	0.37	1.70

Less distributions:
Net investment income	(0.27)	(0.32)	(0.23)	(0.21)	(0.13)
Net realized gains	(0.57)	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.81	$16.75	$14.22	$11.37	$11.57

Total return(4)	5.17%	23.53%	30.16%	2.69%	17.08	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$92,769	$69,324	$31,495	$16,789	$13,728
Ratio of expenses to average net assets(6)	1.14%	1.14%	1.14%	1.14%	1.15	%(7)
Ratio of net investment income/(loss) to average net assets	1.21%	1.73%	1.78%	1.54%	1.60	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	1.18%	1.23%	1.31%	1.41%	2.03	%(7)
Ratio of net investment income/(loss) to average net assets	1.17%	1.64%	1.61%	1.27%	0.72	%(7)
Portfolio turnover rate	38.81%	27.19%	28.98%	57.78%	59.48	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(7)	Annualized.

KEELEY Small-Mid Cap Value Fund

	Year Ended September 30,
	2014	2013	2012		2011		2010
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$16.21	$12.12	$8.54		$8.91		$8.26

Income from investment operations:
Net investment income/(loss)	0.04 (2)	0.08 (2)	(0.05	)(2)	(0.05	)(2)	(0.01)
Net realized and unrealized gain/(loss) on investments	0.97	4.18	3.63		(0.32)		0.66

Total from investment operations	1.01	4.26	3.58		(0.37)		0.65

Less distributions:
Net investment income	(0.02)	(0.03)	—		—		—
Net realized gains	(1.98)	(0.14)	—		—		—

Net asset value, end of period	$15.22	$16.21	$12.12		$8.54		$8.91

Total return(3)	5.88%	35.49%	41.92%		(4.15)%		7.87%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$110,862	$106,054	$65,283		$46,334		$51,871
Ratio of expenses to average net assets(4)	1.39%	1.39%	1.40%		1.40%		1.39%
Ratio of net investment income/(loss) to average net assets	0.23%	0.58%	(0.45)%		(0.43)%		(0.21)%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.42%	1.43%	1.45%		1.47%		1.55%
Ratio of net investment income/(loss) to average net assets	0.20%	0.54%	(0.50)%		(0.50)%		(0.37)%
Portfolio turnover rate	43.10%	68.27%	51.11%		78.42%		46.07%
CLASS I - PER SHARE DATA(1)
Net asset value, beginning of period	$16.43	$12.25	$8.62		$8.96		$8.30

Income from investment operations:
Net investment income/(loss)	0.08 (2)	0.12 (2)	(0.02	)(2)	(0.02	)(2)	0.00 (5)
Net realized and unrealized gain/(loss) on investments	0.98	4.24	3.65		(0.32)		0.67

Total from investment operations	1.06	4.36	3.63		(0.34)		0.67

Less distributions:
Net investment income	(0.05)	(0.04)	—		—		(0.01)
Net realized gains	(1.98)	(0.14)	—		—		—

Net asset value, end of period	$15.46	$16.43	$12.25		$8.62		$8.96

Total return(3)	6.11%	35.93%	42.11%		(3.79)%		8.09%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$186,039	$144,647	$118,712		$72,573		$32,310
Ratio of expenses to average net assets(4)	1.14%	1.14%	1.15%		1.15%		1.14%
Ratio of net investment income/(loss) to average net assets	0.48%	0.83%	(0.20)%		(0.18)%		0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.17%	1.18%	1.20%		1.22%		1.30%
Ratio of net investment income/(loss) to average net assets	0.45%	0.79%	(0.25)%		(0.25)%		(0.12)%
Portfolio turnover rate	43.10%	68.27%	51.11%		78.42%		46.07%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(5)	Amount calculated is less than $0.005 per share.

KEELEY Mid Cap Value Fund

	Year Ended September 30,
	2014	2013	2012		2011		2010
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$14.36	$11.08	$8.53		$8.78		$8.12

Income from investment operations:
Net investment income/(loss)	0.09 (2)	0.04 (2)	(0.01	)(2)	(0.02	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.20	3.26	2.56		(0.23)		0.70

Total from investment operations	1.29	3.30	2.55		(0.25)		0.67

Less distributions:
Net investment income	—	(0.02)	—		—		(0.01)

Net asset value, end of period	$15.65	$14.36	$11.08		$8.53		$8.78

Total return(3)	8.98%	29.80%	29.89%		(2.85)%		8.27%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$52,225	$50,730	$41,861		$37,427		$47,868
Ratio of expenses to average net assets(4)	1.39%	1.39%	1.39%		1.40%		1.40%
Ratio of net investment income/(loss) to average net assets	0.55%	0.31%	(0.06)%		(0.21)%		(0.34)%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.46%	1.51%	1.53%		1.51%		1.55%
Ratio of net investment income/(loss) to average net assets	0.48%	0.19%	(0.20)%		(0.32)%		(0.49)%
Portfolio turnover rate	29.22%	34.61%	26.44%		25.60%		37.90%
CLASS I - PER SHARE DATA(1)
Net asset value, beginning of period	$14.53	$11.19	$8.59		$8.83		$8.16

Income from investment operations:
Net investment income/(loss)	0.13 (2)	0.07 (2)	0.02	(2)	0.00	(2)(5)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.21	3.30	2.58		(0.24)		0.71

Total from investment operations	1.34	3.37	2.60		(0.24)		0.70

Less distributions:
Net investment income	(0.02)	(0.03)	—		—		(0.03)

Net asset value, end of period	$15.85	$14.53	$11.19		$8.59		$8.83

Total return(3)	9.20%	30.13%	30.27%		(2.72)%		8.63%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$34,090	$24,826	$14,846		$11,523		$14,650
Ratio of expenses to average net assets(4)	1.14%	1.14%	1.14%		1.15%		1.15%
Ratio of net investment income/(loss) to average net assets	0.80%	0.56%	0.19%		0.04%		(0.08)%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.21%	1.26%	1.28%		1.26%		1.30%
Ratio of net investment income/(loss) to average net assets	0.73%	0.44%	0.05%		(0.07)%		(0.23)%
Portfolio turnover rate	29.22%	34.61%	26.44%		25.60%		37.90%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(5)	Amount calculated is less than $0.005 per share.

KEELEY Mid Cap Dividend Value Fund

	Year Ended September 30,		October 3, 2011(1) to September 30, 2012
	2014	2013
CLASS A - PER SHARE DATA(2)
Net asset value, beginning of period	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	2.21	2.98	2.59

Total from investment operations	2.38	3.17	2.77

Less distributions:
Net investment income	(0.19)	(0.22)	(0.17)
Net realized gains	(0.15)	—	—

Net asset value, end of period	$17.59	$15.55	$12.60

Total return(4)	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,243	$9,327	$5,721
Ratio of expenses to average net assets(6)	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	13.32%	36.12%	13.74	%(5)
CLASS I - PER SHARE DATA(2)
Net asset value, beginning of period	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.21	2.98	2.59

Total from investment operations	2.42	3.21	2.80

Less distributions:
Net investment income	(0.23)	(0.26)	(0.20)
Net realized gains	(0.15)	—	—

Net asset value, end of period	$17.59	$15.55	$12.60

Total return(4)	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,511	$15,838	$3,381
Ratio of expenses to average net assets(6)	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	13.32%	36.12%	13.74	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(7)	Annualized.

KEELEY All Cap Value Fund

	Year Ended September 30,
	2014	2013	2012	2011		2010
CLASS A - PER SHARE DATA(1)
Net asset value, beginning of period	$16.40	$12.77	$9.61	$9.77		$8.98

Income from investment operations:
Net investment income/(loss)	0.02 (2)	0.05 (2)	0.01 (2)	(0.01	)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.87	3.62	3.15	(0.15)		0.82

Total from investment operations	1.89	3.67	3.16	(0.16)		0.79

Less distributions:
Net investment income	(0.02)	(0.04)	—	—		0.00 (3)

Net asset value, end of period	$18.27	$16.40	$12.77	$9.61		$9.77

Total return(4)	11.52%	28.79%	32.88%	(1.64)%		8.80%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$68,091	$65,187	$52,581	$43,931		$52,198
Ratio of expenses to average net assets(5)	1.39%	1.39%	1.39%	1.39%		1.40%
Ratio of net investment income/(loss) to average net assets	0.10%	0.34%	0.11%	(0.13)%		(0.24)%
Prior to Reimbursement:
Ratio of expenses to average net assets(5)	1.43%	1.46%	1.47%	1.47%		1.53%
Ratio of net investment income/(loss) to average net assets	0.06%	0.27%	0.03%	(0.21)%		(0.37)%
Portfolio turnover rate	35.16%	46.16%	50.10%	39.65%		34.47%
CLASS I - PER SHARE DATA(1)
Net asset value, beginning of period	$16.55	$12.89	$9.67	$9.82		$9.02

Income from investment operations:
Net investment income/(loss)	0.07 (2)	0.09 (2)	0.04 (2)	0.02	(2)	0.00 (3)
Net realized and unrealized gain/(loss) on investments	1.88	3.65	3.18	(0.17)		0.82

Total from investment operations	1.95	3.74	3.22	(0.15)		0.82

Less distributions:
Net investment income	(0.05)	(0.08)	—	—		(0.02)

Net asset value, end of period	$18.45	$16.55	$12.89	$9.67		$9.82

Total return(4)	11.78%	29.13%	33.30%	(1.53)%		9.10%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$58,867	$46,754	$32,375	$26,023		$21,539
Ratio of expenses to average net assets(5)	1.14%	1.14%	1.14%	1.14%		1.15%
Ratio of net investment income/(loss) to average net assets	0.35%	0.59%	0.36%	0.12%		0.02%
Prior to Reimbursement:
Ratio of expenses to average net assets(5)	1.18%	1.21%	1.22%	1.22%		1.28%
Ratio of net investment income/(loss) to average net assets	0.31%	0.52%	0.28%	0.04%		(0.12)%
Portfolio turnover rate	35.16%	46.16%	50.10%	39.65%		34.47%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount calculated is less than $0.005 per share.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(5)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.

KEELEY Alternative Value Fund

	Year Ended September 30,							April 1, 2010(1) to September 30, 2010
	2014		2013	2012		2011
CLASS A - PER SHARE DATA(2)
Net asset value, beginning of period	$10.49		$8.71	$9.09		$9.03		$10.00

Income from investment operations:
Net investment income/(loss)	(0.08	)(3)	0.01 (3)	(0.09	)(3)	(0.13	)(3)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.06		1.77	1.28		0.29		(0.95)

Total from investment operations	(0.02)		1.78	1.19		0.16		(0.97)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.47		$10.49	$8.71		$9.09		$9.03

Total return(4)	(0.19)%		20.44%	15.86%		1.68%		(9.70	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,025		$23,176	$11,937		$8,924		$2,270
Ratio of expenses to average net assets(6)	2.33%		1.90%	1.97%		2.21%		1.91	%(7)
Ratio of net investment income/(loss) to average net assets	(0.73)%		0.10%	(1.02)%		(1.30)%		(0.97	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	2.63%		2.25%	2.47%		2.59%		2.52	%(7)
Ratio of net investment income/(loss) to average net assets	(1.03)%		(0.25)%	(1.52)%		(1.68)%		(1.58	)%(7)
Portfolio turnover rate	66.46%		71.07%	59.05%		77.59%		91.52	%(5)
CLASS I - PER SHARE DATA(2)
Net asset value, beginning of period	$10.61		$8.78	$9.13		$9.05		$10.00

Income from investment operations:
Net investment income/(loss)	(0.05	)(3)	0.04 (3)	(0.07	)(3)	(0.10	)(3)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.06		1.79	1.29		0.28		(0.91)

Total from investment operations	0.01		1.83	1.22		0.18		(0.95)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.62		$10.61	$8.78		$9.13		$9.05

Total return(4)	0.09%		20.84%	16.15%		1.90%		(9.50	)%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$14,894		$14,929	$11,565		$12,006		$24,522
Ratio of expenses to average net assets(6)	2.08%		1.65%	1.72%		1.96%		1.66	%(7)
Ratio of net investment income/(loss) to average net assets	(0.48)%		0.35%	(0.77)%		(1.05)%		(0.83	)%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets(6)	2.38%		2.00%	2.22%		2.34%		2.22	%(7)
Ratio of net investment income/(loss) to average net assets	(0.78)%		0.00%	(1.27)%		(1.43)%		(1.39	)%(7)
Portfolio turnover rate	66.46%		71.07%	59.05%		77.59%		91.52	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares.
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable.
(7)	Annualized.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

—	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

—

Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor, and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds.

We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-933-5391 or contact your financial institution. You will begin receiving individual copies 30 days after receiving your request.

TO LEARN MORE ABOUT THE FUNDS

Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The Funds’ SAI includes additional information about each Fund. The Funds’ SAI is incorporated by reference to the Prospectus and, therefore, is legally a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year, if available.

To obtain a copy of the Funds’ SAI or annual and semi-annual reports without charge, or to request other information about each Fund:

BY TELEPHONE

Call Toll Free 1-888-933-5391

BY MAIL

Write to:

KEELEY [Fund name here]

111 West Jackson Blvd., Suite 810

Chicago, IL 60604

BY E-MAIL

Send your request to info@keeleyfunds.com

View online or download the Funds’

Prospectus and SAI at the

KEELEY website: www.keeleyfunds.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission’s Public Reference Room by calling the Commission at 202-551-8090. Reports and other information about each Fund also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

www.keeleyfunds.com

Keeley Funds, Inc. SEC file number: 811-21761

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2015

KEELEY FUNDS, INC.

KEELEY Small Cap Value Fund	111 WEST JACKSON BLVD., SUITE 810
Class A Shares – KSCVX	CHICAGO, ILLINOIS 60604
Class I Shares – KSCIX	312-786-5050
888-933-5391
KEELEY Small Cap Dividend Value Fund
Class A Shares – KSDVX
Class I Shares – KSDIX

KEELEY International Small Cap Value Fund
Class A Shares – KISVX
Class I Shares – KISIX

KEELEY Small-Mid Cap Value Fund
Class A Shares – KSMVX
Class I Shares – KSMIX

KEELEY Mid Cap Value Fund
Class A Shares – KMCVX
Class I Shares – KMCIX

KEELEY Mid Cap Dividend Value Fund
Class A Shares – KMDVX
Class I Shares – KMDIX

KEELEY All Cap Value Fund
Class A Shares – KACVX
Class I Shares – KACIX

KEELEY Alternative Value Fund
Class A Shares – KALVX
Class I Shares – KALIX

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the current Prospectus of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY International Small Cap Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund (each, a “Fund” and collectively, the “Funds”) dated January 31, 2015, and any additional supplements thereto.

Copies of the Prospectus and of the Annual and Semi-Annual Reports to Shareholders may be obtained free of charge from the Funds at the address and telephone number listed above, or on the Funds’ website (www.keeleyfunds.com).

Audited financial statements, which are contained in the Funds’ Annual Report dated September 30, 2014, are incorporated by reference into this Statement of Additional Information.

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Funds’ securities and investment techniques that are described in the Prospectus. The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

GENERAL INFORMATION AND HISTORY

Keeley Funds, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently offers eight different diversified series: The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY International Small Cap Value Fund (“International Small Cap Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Value Fund (“Mid Cap Value Fund”), the KEELEY Mid Cap Dividend Value Fund (“Mid Cap Dividend Value Fund”), the KEELEY All Cap Value Fund (“All Cap Value Fund”), and the KEELEY Alternative Value Fund (“Alternative Value Fund”), and the KEELEY International Small Cap Value Fund (“International Small Cap Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Company was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005. KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund, was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. On December 31, 2007, KEELEY Small Cap Value Fund, Inc. was reorganized into a newly created series of the Company designated KEELEY Small Cap Value Fund.

Each Fund offers two share classes: Class A Shares and Class I Shares. In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs. All shares of the Funds have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The investment objective of each of Small Cap Value Fund, Small Cap Dividend Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund is to seek capital appreciation. The investment objectives of Alternative Value Fund are to seek to achieve long-term capital appreciation and to protect capital during adverse market conditions.

Alternative Value Fund is an alternative investment vehicle within the Keeley Funds family since, unlike the other Funds, it is designed to provide downside market protection through the use of hedging strategies. Please see the section “Investment Strategies” below for a description of the different hedging strategies that Alternative Value Fund may employ to achieve its investment objectives.

The investment objectives for Small Cap Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Dividend Value Fund, Mid Cap Dividend Value Fund and Alternative Value Fund are not fundamental and can be changed by the Board of Directors without a vote of the shareholders. The investment objectives for Mid Cap Value Fund and All Cap Value Fund are fundamental and cannot be changed by the Board of Directors without a vote of the shareholders.

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INVESTMENT STRATEGIES

Small Cap Value Fund

Small Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a relatively small market capitalization, which Keeley Asset Management Corp. (the “Adviser”) defines as $3.5 billion or less at the time of investment. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Small Cap Dividend Value Fund

Small Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small market capitalization, which the Adviser defines as $3.5 billion or less at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as referenced in the prospectus) small market capitalization common stocks and other equity-type securities (including preferred stock, convertible debt securities and warrants) of such companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

International Small Cap Value Fund

International Small Cap Value Fund intends to pursue its investment objective by investing in equity securities of foreign companies that have a smaller market capitalization. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes at market value at the time of purchase) in common stocks and other equity securities (including preferred stock, convertible debt securities, rights, warrants and American Depositary Receipts (“ADRs”)) of “small cap” companies that are domiciled outside of the United States. The Adviser considers “small cap” companies as those with a market capitalization no greater than the largest market capitalization of any company included in the MSCI World ex-U.S. Small Cap Index (which was $7.2 billion as of December 31, 2014). Some of these companies, although considered small by U.S. standards, may rank among the largest in their countries by market capitalization.

The Fund’s primary investment universe includes both developed and emerging foreign countries that possess stable political systems and established rules of law designed to support legitimate and reasonable business practices. The Fund aims to invest a majority of its assets in the securities of companies in developed markets and does not expect to invest more than 20% of its assets in securities of companies located in emerging markets. At all times, the Fund will invest in a minimum of three different countries. From time to time, in pursuing its investment objective, the Fund may concentrate a higher percentage of its total assets in a particular geographic region or market sector. However, the Fund does not focus on any particular geographic region.

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As long as an investment continues to meet the criteria set forth above, the Fund may choose to hold such securities even if the company grows beyond the Fund’s definition of “small capitalization.” However, if at any time less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) is invested in small capitalization companies, the Fund will invest only in small capitalization companies until the 80% threshold is restored.

Small-Mid Cap Value Fund

Small-Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small and a mid-size market capitalization, which the Adviser defines as $7.5 billion or less at the time of investment. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above- average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $7.5 billion capitalization level. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with small or mid-sized market capitalization, the Fund will not invest in companies other than those with a small or mid-sized market capitalization until the 80% threshold is restored.

Mid Cap Value Fund

Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, which the Adviser defines as between $1.5 billion and $15 billion at the time of investment. The Fund has adopted a non-fundamental policy that, under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in mid-size market capitalization common stocks and other equity-type securities, including preferred stock, convertible debt securities and warrants, of such companies. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Within this group of companies, the Fund will emphasize three basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

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Mid Cap Dividend Value Fund

Mid Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, which the Adviser defines as between $1.5 billion and $15 billion at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a non-fundamental policy that, under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in “dividend-paying” (as defined in the Prospectus) mid-size market capitalization common stocks and other equity-type securities (including preferred stock) of such companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization grows outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

All Cap Value Fund

All Cap Value Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities, including preferred stock, convertible debt securities and warrants of companies of any size capitalization. The Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

Alternative Value Fund

Alternative Value Fund seeks to achieve its investment objectives by investing primarily in the types of equity securities described below; however, the Fund has broad and flexible investment authority. For the equity investments, the Fund intends to pursue its investment objective by investing primarily in companies that have a small and a mid-size market capitalization, which the Adviser defines as $7.5 billion or less at the time of investment. Within this group of companies, the Fund will emphasize four basic categories. The first category is corporate spin-offs. The second category is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fourth category encompasses event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation. Examples may include overall industry change or restructuring, the presence of undervalued assets, and corporate or management change. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

The Adviser has selected, and the Board of Directors has approved, Broadmark Asset Management, LLC (“Sub-Adviser” or “Broadmark”) as the sub-adviser for the Fund. Broadmark attempts to mitigate market risk within the Fund’s equity portfolio through a dynamic hedging strategy based upon a multi-factor process that includes the use of certain derivative instruments, including options, futures contracts (sometimes referred to as futures) and options on futures contracts, as well as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

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Broadmark may utilize any asset class of an ETF or ETN, but primarily utilizes equity-based instruments. In performing its services, Broadmark assesses such factors as monetary policy, valuation analysis, investor sentiment and momentum. Broadmark adjusts the Fund’s net exposure to equities based upon its overall assessment of risk and opportunity in the market and the Fund’s portfolio, including the Fund’s cash position. When Broadmark perceives the Fund’s equity risks to be low and opportunities high, and depending upon the Fund’s cash positions, the Fund could have a low to zero exposure to hedging vehicles. Further, at times when equity opportunity is high and equity risk low, Broadmark may invest a portion of the Fund’s cash balance in futures, options or ETFs. Conversely, when Broadmark perceives the Fund’s equity market risk to be high, and opportunity low, it will reduce the Fund’s net exposure by selling, among other things, futures and option combos, and may effect short sales of individual securities and/or ETFs and ETNs or take long positions in inverse ETFs. Broadmark can hedge up to 100% of the Fund’s long equity exposure. Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long. For example, if the Fund invests 100% of its net assets in long positions and 100% of its net assets in short positions, the Fund is 0% net long.

If successful, these strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative instrument. Moreover, if the price of the derivative instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all. There is no guarantee that Broadmark will accurately measure existing risk.

Broadmark’s investments for the Fund may include long or short positions in ETFs, ETNs, publicly traded common stocks, stock warrants and rights, commodities, forward contracts and other derivative instruments. Broadmark also anticipates trading in commodity contracts, commodity futures, financial futures and options thereon.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

Each of the Funds invests in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

SMALL-CAP AND MID-CAP EQUITY SECURITIES

The Funds may invest in common stocks of smaller capitalization companies. The Funds’ investments in smaller capitalization stocks can involve greater risk than customarily is associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

5

Because the Funds invest in stocks of issuers with smaller market capitalization, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

The Funds may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

MONEY MARKET INSTRUMENTS

The Funds may invest their assets in high-quality money market instruments on an ongoing basis to provide liquidity.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

RIGHTS AND WARRANTS

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

AMERICAN DEPOSITARY RECEIPTS

The Funds may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert an ADR into the underlying foreign security and vice versa, which may cause the security of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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PARTICIPATION NOTES (“P-Notes”)

International Small Cap Value Fund may invest in P-Notes, which are a type of equity-linked derivative. Typically, P-Notes are issued by banks, broker-dealers or other financial institutions and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes therefore constitute general unsecured contractual obligations of such banks, broker-dealers or other financial institutions that issue them.

Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes, which are designed to replicate the performance of certain issuers and markets. Even though a P-Note is intended to reflect the performance of an underlying foreign equity security, there can be no assurance that the trading price of a P-Note will equal the value of the underlying security or foreign market that it seeks to replicate, due to transaction costs and other expenses that are in addition to those applicable to a direct investment in securities. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security.

P-Notes generally are traded over-the-counter, and therefore entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.

Finally, the markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for such securities and may be more difficult for that Fund to accurately assign a daily value to such securities.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers, and International Small Cap Value Fund in particular will invest a substantial portion of its assets in such issuers. The Funds do not consider ADRs and securities traded on a U.S. exchange to be foreign. Nevertheless, the Funds may have risk to foreign investments, as the securities of many companies in which the Funds invest may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, the domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold. Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less

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liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. Also, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions. In addition, other adverse political, social, regulatory, geographic or diplomatic developments that could affect investment in these nations, including war; acts of terrorism; ethnic, religious or racial conflicts; the imposition of regulatory barriers; adverse weather; and natural disasters.

International Small Cap Value Fund may invest in the securities of companies based in Russia or neighboring countries, or that conduct a substantial amount of their business in such countries. In 2014, in response to international events between Russia and Ukraine, the United States and the European Union imposed economic sanctions on certain Russian individuals and entities, and threatened the institution of broader sanctions. The sanctions, or the threat of further sanctions, resulted in fluctuation in the ruble and contributed to a decline in oil prices globally. Such sanctions, if continued, may also result in the decline of the value or liquidity of Russian securities generally, a sustained weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact investments by International Small Cap Value Fund in Russian securities or securities of companies that conduct a substantial amount of their business activities in Russia or Ukraine. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of that Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact the Fund.

UNSEASONED ISSUERS

Each Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with their predecessors, have been in operation for less than three years. The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth. Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable because they are restricted securities. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund’s investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITs”). Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other

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acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

EXCHANGE-TRADED FUNDS AND EXCHANGE-TRADED NOTES

The Funds may invest in ETFs and ETNs, subject to the limits set forth in their investment restrictions. See “Investment Restrictions” below. ETFs are registered investment companies with a stated investment objective and are subject to various investment policies and restrictions. An investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. ETNs are senior, unsecured, unsubordinated debt securities. They are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not ETFs, but they do share several characteristics. For example, they trade on an exchange, can be shorted and they are linked to the return of a benchmark index.

The Adviser (or the Sub-Adviser, for Alternative Value Fund) generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases, the Funds will pay customary brokerage commissions for each purchase and sale. A Fund also may acquire shares of an ETF by depositing a

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specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser believes it is in a Fund’s interest to do so.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF also may be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

There is a risk that ETFs may terminate due to extraordinary events. For example, any of the service providers to the ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If those licenses are terminated, the respective ETFs also may terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

The Funds’ investments in ETNs are subject to issuer credit risk. For example, if the credit rating of the issuer of the ETN is downgraded, a Fund’s investment may drop in value, even if no change in value has occurred in the underlying index. In addition, in a default situation involving an ETN, it is possible that a Fund could lose its principal investment.

Although the Adviser and Sub-Adviser believe that in the event of the termination of an ETF they will be able to invest in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

BUSINESS DEVELOPMENT COMPANIES (“BDCs”)

The Funds may invest in BDCs to the extent permitted by applicable law or the Funds’ respective fundamental and non-fundamental investment restrictions. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. However, BDCs are akin to operating companies in that their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a Fund that holds a BDC will thus overstate what the Fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

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MASTER-LIMITED PARTNERSHIPS (“MLPs”)

The Funds may invest in MLPs, subject to the limits set forth in their investment restrictions. MLPs are limited partnerships registered with the Securities and Exchange Commission (“SEC”) that issue units publicly traded on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners who manage the MLP and one or more limited partners who contribute capital. Generally, limited partners are not involved in the day-to-day management of an MLP.

An investment in an MLP generally is subject to the risks applicable to investing in a partnership and may offer investors fewer protections than an investment in a corporation. Investments in MLPs involve risks that differ from investments in common stocks, including, among others, greater illiquidity risks and risks related to limited control and limited voting rights. Additionally, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of large companies.

MLPs often are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Net income from an interest in a “qualified publicly traded partnership,” which many MLPs are treated as for federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company. Although unitholders of an MLP generally are limited in their liability, an MLP’s creditors may have the right to seek the return of distributions made to the MLP’s unitholders if that liability arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Loans are subject to termination at any time by the lending Fund or the borrower. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. The Fund will not have the right to vote the securities during the existence of the loan but will call the loan to permit voting of the securities if, in the Company’s judgment, a material event requiring a shareholder vote will otherwise occur before the loan is repaid.

In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while a Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. A Fund could experience losses as a result of a diminution in value of its cash collateral investment.

Additional Investment Policies and Risk Considerations for International Small Cap Value Fund

FUTURES CONTRACTS AND CURRENCY FORWARDS

The Fund may invest in currency-linked futures contracts, or “currency forward contracts,” to hedge its exposure to currency risk. Such derivatives have specific risks, including the following:

(i)	an imperfect correlation between the value of the contract and the value of the underlying currency;

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(ii)	the inability to close a contract when desired;

(iii)	losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the contract (and potentially may be unlimited); and

(iv)	in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time.

Upon entering into a currency forward contract, the Fund will be required to deposit with a broker “initial margin” in cash, which serves as a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset (i.e., the currency) underlying the contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a currency forward contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

In addition, the Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in currency forward contracts. For currency forward contracts that do cash-settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contract, if any, rather than their full notional value. By setting aside assets equal to only its net obligations under cash-settled currency forward contracts, the Fund could use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts, which may create an effect on the Fund similar to leverage. However, the Fund intends to segregate assets equal to the full notional value of its currency forward contracts in order to avoid this leverage-like effect.

Additional Investment Policies and Risk Considerations for Alternative Value Fund

OPTIONS, FUTURES AND OTHER STRATEGIES

General. Broadmark may use certain options, futures contracts, options on futures contracts, forward currency contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to seek to dynamically hedge market risk within the Fund’s equity portfolio. Generally, the Fund may purchase and sell any type of Financial Instrument. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s equity portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes. Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

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The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). The Fund has claimed an exemption that excludes it from the definition of the term “commodity pool” under the Commodity Exchange Act (the “CEA”) and the regulations thereunder. Therefore, the Adviser is not subject to registration or regulation as a “commodity pool operator” under the CEA.

The CFTC has adopted regulations under the CEA to limit the extent to which funds may engage in the use of Financial Instruments, only permitting a fund to claim exclusion from the definition of a commodity pool if the fund used Financial Instruments solely for “bona fide hedging purposes” or limited its use of Financial Instruments for non-bona fide hedging purposes to certain de minimis amounts. If the Fund’s use of Financial Instruments were to exceed these de minimis amounts, the Adviser would be required to register as a commodity pool operator. Registration as a commodity pool operator can entail a variety of regulatory obligations. Moreover, under recent regulations, the Fund would be required to comply with harmonized rules of the CFTC and the SEC. However, the Fund does not expect to use Financial Instruments beyond these de minimis thresholds. In addition, the Fund’s ability to use Financial Instruments is limited by tax considerations. See the section titled “Taxation” below.

In addition to the instruments, strategies and risks described below, Broadmark expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Broadmark may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of most Financial Instruments depends upon Broadmark’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investment being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Broadmark projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Index options and sector/industry based ETF options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, segregates liquid assets in an amount equal to the value of the option on a daily, marked-to-market basis).

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover would be considered illiquid.

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Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when Broadmark purchases an OTC option for the Fund, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put,

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which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract.

While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income portfolio. If Broadmark wishes to shorten the average duration of the Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Broadmark wishes to lengthen the average duration of the Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position. Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by Broadmark may still not result in a successful transaction. Broadmark may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable

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direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It also is possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based. Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing. Generally, it is the Fund’s objective to maintain net exposure between 100% and 0% net long. For example, if the Fund invests 100% of its net assets in long positions and 100% of its net assets in short positions, the Fund is “0% net long.”

COMMODITY FUTURES CONTRACTS

Broadmark can invest the Fund in commodity futures contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that might subject the Fund’s investments to greater volatility than investments in traditional securities.

SHORT SALES

Broadmark may engage in short sales for hedging purposes that are designed to protect the Fund against companies whose credit is deteriorating, or, with respect to ETFs or ETNs, whose underlying indices are deteriorating. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a

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decline in the market value of that security. The Fund’s short sales will be limited to securities listed on a national securities exchange. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

CYBERSECURITY

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, all have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations.

Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.	With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.	With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.	The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.	The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

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5.	The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.	The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.	The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.	The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

In addition to the above, the Funds named below have adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

Small Cap Value Fund, Small Cap Dividend Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund

1.	The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

2.	The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

Alternative Value Fund

1.	The Fund will not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

2.	The Fund will not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

In addition to the fundamental restrictions listed above, the Funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Directors without shareholder approval:

Small Cap Value Fund, Small Cap Dividend Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund

1.	The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund.

2.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

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Small Cap Value Fund, International Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund

1.	The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in the list of fundamental investment restrictions above.

2.	The Fund will not invest for the purpose of exercising control or management of any company.

3.	The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

Alternative Value Fund

1.	The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

2.	The Fund will not acquire securities of other investment companies except: (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, provided such investment is carried out in accordance with the policies and procedures adopted by the Board of Directors.

Each Fund may make additional commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may assume temporary defensive positions, such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, including cash and cash equivalents. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. The Funds cannot guarantee that they will achieve their investment goal when adopting a temporary defensive investment position.

PORTFOLIO TURNOVER

Each Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a policy that they will disclose publicly Fund portfolio holdings (other than to rating agencies and third-party service providers) only when that information is filed with the SEC or sent to shareholders pursuant to annual, semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after the date of public disclosure. Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time. Each Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including: Standard & Poor’s, Bloomberg, Thomson Financial, Lipper, Morningstar, Factset and other similar organizations. Each Fund discloses its holdings on a quarterly basis to Vickers. The Funds have no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information. No information is released until it is at least 45 days old and all information is sent to all parties at the same time. Each Fund may disclose portfolio information to the Fund’s third-party service providers, without lag, as part of the Fund’s normal investment activities. Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure. These third-party service providers include U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), the Funds’ administrator, transfer agent, and fund accountant; U.S. Bank N.A. (the “Custodian”), the Funds’ custodian and securities lending agent; IDC, the Funds’ pricing service; PricewaterhouseCoopers, LLP (“PwC”), the Funds’ independent registered public accountant; K&L Gates LLP, the Funds’ counsel; and Broadmark, the sub-adviser to Alternative Value Fund.

The Funds’ contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from each Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Funds, and not disclose that information to any third-party without written authorization from each Fund or pursuant to court order.

The Funds’ Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Funds’ third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information. Under the Company’s policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Company, the Sub-Adviser and the Adviser, and officers of Keeley Investment Corp. (the “Distributor”) who are also officers of the Company or the Adviser, of necessity have access to information about a Fund and its investments, including its portfolio holdings, but the Company and the Funds’ Adviser, Sub-Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Company’s code of ethics also prohibits access persons (who include officers and directors of the Company) from buying and selling securities which a Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Company or his designee.

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee. It is against the policy of the Company for the Company or its Adviser to receive compensation for the disclosure of portfolio holdings information. The portfolio holdings disclosure policy of the Company has been approved by the Funds’ Board of Directors and, under the Company’s procedures, may only be changed with approval from the Board of Directors.

MANAGEMENT OF THE FUNDS

GENERAL

The Company’s Board of Directors has overall management responsibility for the Company and the Funds. Company officers and the administrator are responsible for the day-to-day operations of the Funds. The Adviser is responsible for investment management of the Funds under each investment advisory agreement, and it has entered into an investment sub-advisory agreement with Broadmark for the provision of certain investment sub-advisory services for Alternative Value Fund. The Company, the Sub-Adviser, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

The Board of Directors has established a Committee of Independent Directors (the “Committee”), which is composed exclusively of Directors who are “non-interested” Directors (as such term is defined in the 1940 Act) (the “Independent Directors”). The Committee oversees (i) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

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(ii) the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; and (iii) the independence and effective functioning of the Board of Directors. In addition, the Committee acts as liaison between the Company’s independent registered public accountants and the full Board of Directors, pre-approves the scope of the audit and non-audit services the Company’s independent registered public accountants provide to the Company and reviews in the first instance and makes recommendations to the Board of Directors regarding any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreement. The Committee met five times during the fiscal year ended September 30, 2014.

The Executive Committee of the Board of Directors has the authority to take actions on behalf of the Board of Directors in between Board meetings, with such actions being subject to the ratification of the full Board of Directors at the next scheduled meeting. Messrs. John L. Keeley, Jr., Klingenberger and Fitzgerald serve as members of the Executive Committee until the election and qualification of their successors. The Executive Committee did not meet during the fiscal year ended September 30, 2014.

BOARD LEADERSHIP STRUCTURE

The Board of Directors of the Funds is composed of eight Directors. Seven of the Directors are Independent Directors. Mr. John L. Keeley, Jr. is considered an “Interested Director” of the Funds because of his affiliation with the Adviser and the Distributor. The Chairman of the Board of Directors is Jerome Klingenberger. Mr. Klingenberger is an Independent Director. The Board of Directors has established two standing Committees: the Committee of Independent Directors and the Executive Committee. The functions, responsibilities and composition of each Committee are described above.

Each Director was appointed to serve on the Board of Directors because of his or her experience, skills and qualification (please see the section “Experience of Directors” below). The Board of Directors believes that its leadership structure is appropriate in light of the size of the Company and the nature of its business, and is consistent with industry practices. In particular:

•	Board Composition. The Board of Directors believes that having a majority of its Directors be Independent Directors is appropriate and in the best interest of the Company’s shareholders. Nevertheless, the Directors also believe that having an interested person serve on the Board of Directors brings a corporate and financial viewpoint that is, in the Board of Directors’ view, a crucial element in the Directors’ decision-making process. In addition, Mr. John L. Keeley, Jr., as the president and primary owner of the Adviser, which is the sponsor of the Funds, provides the Board of Directors with the perspective of the Adviser in managing and sponsoring the Funds.

•	Committee of Independent Directors. The Directors believe that a standing Committee composed exclusively of individuals who are Independent Directors will help in preventing the occurrence of conflicts of interests and allows those Directors to engage in a candid discussion on, among other things, the performance of the Adviser outside the presence of management.

•	Executive Committee. The Board of Directors believes that an executive committee allows the Board of Directors to act expeditiously when the delay for obtaining authorization from the full Board of Directors could cause the Company to miss business opportunities. The fact that (i) a majority of the members of the Executive Committee is composed of Independent Directors, and (ii) any action taken by the Executive Committee must be ratified by the full Board of Directors at the following meeting, is designed to ensure that the Executive Committee acts in the best interest of the shareholders and in the absence of conflicts of interests. The Company anticipates that the Executive Committee will be convened on a very infrequent basis.

BOARD OVERSIGHT OF FUND RISK

The Board of Directors has not established a standing risk committee. Rather, the Board of Directors requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole. The Adviser reports to the Board of Directors on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

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The Board of Directors has appointed a CCO who reports directly to the Board’s Independent Directors and who provides presentations to the Board of Directors at its quarterly meetings, in addition to an annual report to the Board of Directors in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors. The CCO also provides to the Board of Directors updates on the application of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board of Directors immediately in-between Board meetings in case of any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

The Board of Directors oversees the risks involved in Alternative Value Fund’s investment in derivatives as part of its overall oversight function. The Board of Directors has integrated derivatives controls and risk management oversight into the Company’s overall compliance policies and procedures. Among other things, these policies address the categories of derivatives in which Alternative Value Fund may invest, the use of derivatives (e.g., investment or hedging only), the limits on derivatives exposure by percentage of Alternative Value Fund assets or derivatives category, as well as the ongoing monitoring of derivative investments. The Adviser reports to the Board of Directors on Alternative Value Fund’s use of derivatives as part of its quarterly report.

DIRECTORS AND OFFICERS

The names of the Directors and officers of the Funds, the date each was first elected or appointed to office, their principal business activities during at least the past five years, and other directorships they hold are shown below:

Name and Age as of December 31, 2014	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Independent Directors*
Jerome J. Klingenberger(2) Age: 59	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	8	None

Laura D. Alter Age: 54	Director	Director since 2014	Retired since 2010; previously, Managing Director, Senior Partner and Head of Fixed Income, Harris Investment Management (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	8	None

Walter D. Fitzgerald Age: 74	Director	Director since 2006	Retired since 2005; previously, Vice President, RBC Dain Rauscher	8	None

John G. Kyle(2) Age: 73	Director	Director since 1993	President of North Shore Shells Inc. (Gasoline Distributor) (since 1985)	8	None

John F. Lesch(2) Age: 74	Director	Director since 1993	Attorney with Nisen & Elliott, LLC (since 1987)	8	None

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Sean Lowry(2) Age: 61	Director	Director since 1999	Senior Vice President, Mortgage Services of Pacor Mortgage Corp. (since 1992)	8	None

Elwood P. Walmsley(2) Age: 74	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company (since 2002); Director of Sales and Marketing for Northwestern Extract Co. (food ingredient products) (2009-2012); Director of Sales and Marketing for H.B. Taylor Company (food ingredient products) (2002-2009)	8	None
Interested Director and Officer*
John L. Keeley, Jr.(2)(3)(4) Age: 74	Director and President	Director and President since 1993	Chairman and President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.); Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Director and President of Keeley Asset Management Corp. (since 1981); Director, President and Treasurer of Keeley Investment Corp. (since 1977)	8	Director of Marquette National Corp.; Member and Manager of Broadmark Asset Management LLC; Director of FNBC of LaGrange, Inc. (bank holding company); Regional Director of American Ireland Fund.

Officers*

Name and Age as of December 31, 2014	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert Becker(2) Age: 72	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp. (since 2000)

John L. Keeley, III(2)(4) Age: 53	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (since 1992)

Kevin M. Keeley(2)(4) Age: 48	Vice President	Vice President since 2010	Executive Vice President of Joley Corp.; Executive Vice President of Keeley Holdings, Inc.; Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp.

Mark T. Keeley(2)(4) Age: 52	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp.

Robert M. Kurinsky(2) Age: 42	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.

Mark Zahorik(2) Age: 52	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp. (since 1985)

Joseph McDermott Age: 45	Chief Compliance Officer	Chief Compliance Officer since 2013	Chief Compliance Officer of Keeley Asset Management (since 2009) and Keeley Investment Corp. (since 2008); previously, Director of Compliance for Alaric Compliance Services (2007-2011).

*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.

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(1)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.
(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III, Kevin M. Keeley and Mark T. Keeley are John L. Keeley, Jr.’s sons.

Other than (1) Mr. John L. Keeley, Jr., who holds a position or a directorship in: (i) Marquette National Corp. (community bank) from 1994 to date, (ii) Broadmark Asset Management, LLC from April 2010 to date, (iii) FNBC of LaGrange, Inc. (bank holding company) from May 2010 to date, and (iv) American Ireland Fund from September 2011 to date; and (2) Ms. Alter, who held a position in the Harris Insight family of funds from 1994 to 2010, none of the other Directors held any official positions and directorships at public companies or registered investment companies during the last five calendar years.

EXPERIENCE OF DIRECTORS

The Board of Directors believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Directors’ belief that this allows the Board of Directors, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders.

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Funds.

Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and the Director of Fixed Income Management for Harris Investment Management. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board of Directors concluded that Ms. Alter is suitable to act as Director of the Funds because of her academic background and her extensive investment management experience.

Walter D. Fitzgerald

Mr. Fitzgerald has more than 30 years of experience in the financial services industry. He acted as a principal and obtained certifications from the Financial Industry Regulatory Authority, Inc. (“FINRA”) (and its predecessor NASD) and the New York Stock Exchange (“NYSE”). Mr. Fitzgerald holds a BA from the University of Toronto and an MBA from the University of Michigan. The Board of Directors concluded that Mr. Fitzgerald is suitable to act as Director of the Funds because of his academic background and his extensive investment management experience.

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John L. Keeley, Jr.

Mr. John L. Keeley, Jr. has been an officer of the Distributor and the Adviser since their inceptions. He also is a member and manager of the Sub-Adviser. Mr. John L. Keeley, Jr. is a Chartered Financial Analyst and holds an MBA from the University of Chicago. Mr. John L. Keeley, Jr. also serves as a Director on the boards of two local community banks. The Board of Directors concluded that Mr. John L. Keeley, Jr. is suitable to act as Director of the Funds because of his academic background, the fact that he founded both the Adviser and Distributor, and his extensive investment management experience.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. The Board of Directors concluded that Mr. Klingenberger is suitable to act as Director of the Funds because of his academic experience, his work experience and his financial reporting experience.

John G. Kyle

Mr. Kyle has owned and managed several energy-related businesses for more than 40 years. Mr. Kyle holds a Liberal Arts degree from Lake Forest College. The Board of Directors concluded that Mr. Kyle is suitable to act as Director of the Funds because of his academic and business experience.

John F. Lesch

Mr. Lesch is an attorney specializing in taxation, estate planning and trust administration. He has served on the board of directors of closely held corporations, charitable foundations, and a municipal governance board. Mr. Lesch holds an undergraduate degree from Northwestern University in Business Administration and a J.D. from IIT-Chicago Kent College of Law. The Board of Directors concluded that Mr. Lesch is suitable to act as Director of the Funds because of his educational background and experience on other corporate, charitable and municipal boards.

Sean Lowry

Mr. Lowry owns a mortgage business that has been in operation for nearly 20 years. Mr. Lowry served as a director of trading operations at the Chicago Board Options Exchange (“CBOE”) from 1985 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1974 to 1980 and served on several options-related committees. The Board of Directors concluded that Mr. Lowry is suitable to act as Director of the Funds because of his understanding of the financial services industry and of his prior and current work experience.

Elwood P. Walmsley

Mr. Walmsley has more than 40 years of experience in marketing, sales and management. He played a significant role in building brand awareness and expanding territorial sales for companies engaged in the food industry. Mr. Walmsley holds an MBA degree from Georgia State University and took graduate studies concentrated in Accounting & Finance from Northern Illinois University. He holds a Bachelors degree from Baker University and has retired as a colonel from the U.S. Army. The Board of Directors concluded that Mr. Walmsley is suitable to act as Director of the Funds because of his academic background and his extensive business experience.

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DIRECTOR COMPENSATION

As of December 31, 2014, the dollar range of equity securities owned beneficially by each Director in each Fund, as well as in the series of the Company in the aggregate, was as follows:

Name of Director	Dollar Range of Equity Securities Small Cap Value Fund	Dollar Range of Equity Securities Small Cap Dividend Value Fund	Dollar Range of Equity Securities Small-Mid Cap Value Fund	Dollar Range of Equity Securities Mid Cap Value Fund	Dollar Range of Equity Securities Mid Cap Dividend Value Fund	Dollar Range of Equity Securities All Cap Value Fund	Dollar Range of Equity Securities Alternative Value Fund	Dollar Range of Equity Securities in International Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John L. Keeley, Jr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Laura D. Alter	$1-$10,000	None	$1-$10,000	$1-$10,000	None	$1-$10,000	None	None	$10,001-$50,000
Walter D. Fitzgerald	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	None	$50,001- $100,000	None	None	Over $100,000
Jerome J. Klingenberger	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000	None	None	Over $100,000
John G. Kyle	Over $100,000	Over $100,000	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
John F. Lesch	Over $100,000	$50,001- $100,000	None	$50,001- $100,000	None	Over $100,000	None	None	Over $100,000
Sean Lowry	None	Over $100,000	None	None	$50,001- $100,000	Over $100,000	Over $100,000	None	Over $100,000
Elwood P. Walmsley	$50,001- $100,000	$50,001- $100,000	$1-$10,000	Over $100,000	$10,001- $50,000	$10,001- $50,000	$1-$10,000	None	Over $100,000

The officers are “interested persons” of the Funds and are also officers of the Adviser, the Distributor or their Affiliates, and receive compensation from those companies. They do not receive any compensation from the Funds.

Each Independent Director receives an annual retainer of $50,000, as well as $2,500 from the Company for each meeting that he or she attends in person and $1,500 for each meeting that he or she attends telephonically. The Chairman receives an additional fee equal to 50% of the Directors’ annual retainer and per meeting fee from the Company. Regular Board of Directors meetings are held quarterly. Directors do not receive any pension or retirement plan benefits from the Company.

The table below shows the compensation the Company paid to each Director for the fiscal year ended September 30, 2014. The Corporation did not expect pay any officer more than $60,000 during the most recent fiscal year except for Mr. McDermott, the Corporation’s Chief Compliance Officer. For the year ended September 30, 2014, Mr. McDermott received $100,000 from the Corporation for his services as CCO to the Funds. The CCO does not receive any pension or retirement benefits accrued as part of fund expenses.

Name of Person, Position	Aggregate Compensation from the Funds(1)		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	$	None	None	None	None
Laura D. Alter, Director (2)		$48,750	None	None	40,000
Walter D Fitzgerald, Director		$75,000	None	None	75,000	(3)
Jerome J. Klingenberger, Chairman and Director		$112,500	None	None	112,500
John G. Kyle, Director		$75,000	None	None	75,000	(4)
John F. Lesch, Director		$75,000	None	None	75,000	(5)
Sean Lowry, Director		$75,000	None	None	75,000
Elwood P. Walmsley, Director		$75,000	None	None	75,000	(6)

(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”) described below.
(2)	Ms. Alter became a Director of the Company effective February 1, 2014.
(3)	Includes $4,500 deferred by Mr. Fitzgerald under the Deferred Compensation Plan.
(4)	Includes $30,000 deferred by Mr. Kyle under the Deferred Compensation Plan.
(5)	Includes $5,000 deferred by Mr. Lesch under the Deferred Compensation Plan.
(6)	Includes $40,500 deferred by Mr. Walmsley under the Deferred Compensation Plan.

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Officers and Directors of the Funds do not pay sales loads on purchases of Funds shares. The Company believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance. In addition, the Company believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Company believes is desirable.

The Board of Directors has adopted the Deferred Compensation Plan, which enables each Independent Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board of Directors. Under the Deferred Compensation Plan, the amount of compensation deferred by a Independent Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Independent Director. The amount paid to the Independent Director under the Deferred Compensation Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

The Funds’ Adviser, Keeley Asset Management Corp., 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, was organized in the State of Illinois on December 28, 1981. Mr. John L. Keeley, Jr. owns a controlling interest in Joley Corp., which is the parent company of the Adviser and is thereby deemed to “control” the Adviser.

The investment advisory agreements between the Company and the Adviser for: Small Cap Value Fund dated December 31, 2007, as amended; Mid Cap Value Fund dated April 7, 2005, as amended; Small-Mid Cap Value Fund dated August 15, 2007, as amended; All Cap Value Fund dated February 14, 2006, as amended; Small Cap Dividend Value Fund dated November 3, 2009; Alternative Value Fund dated February 2, 2010; Mid Cap Dividend Value Fund dated May 5, 2011; and International Small Cap Value Fund dated November 20, 2014 (collectively, the “Advisory Agreements”) must be approved annually by the Board of Directors of the Company or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual continuation of the respective Advisory Agreements also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreements, the Adviser is responsible for administering each Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Board of Directors with periodic reports on each Fund’s investment performance. The Advisory Agreements also provide that the Adviser shall not be liable to any Fund or its shareholders from, or as a consequence of, any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to these Advisory Agreements, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements.

INVESTMENT SUB-ADVISER

The Adviser has selected, and the Company’s Board of Directors has approved, Broadmark as sub-adviser for the Alternative Value Fund. Broadmark, 12 East 52nd St., 3rd Floor, New York, New York, is a Delaware limited liability company that is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended. Mr. John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark.

The Adviser will review, monitor and report to the Board of Directors of the Company on the performance and investment procedures of Broadmark and assist and consult with Broadmark in connection with Alternative Value Fund’s investment program. Broadmark, under the supervision of the Adviser, will be responsible for the selection of broker-dealers, the negotiation of commission rates and the execution of transactions of Alternative Value Fund effected to carry out the Fund’s dynamic hedging strategy.

The investment sub-advisory agreement between Broadmark and the Adviser, dated February 2, 2010, for the Alternative Value Fund (the “Sub-Advisory Agreement”), also must be approved annually by the Board of Directors of the Company or by vote of a majority of Alternative Value Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual renewal of the Sub-Advisory Agreement also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

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The Adviser and Broadmark are engaged in a broad range of portfolio management, portfolio advisory and other business activities. Their services are not exclusive to the Funds and nothing prevents them, or any affiliates, from providing similar services to other investment funds and other clients (whether or not their investment objectives, strategies, or criteria are similar to those of the Funds) or from engaging in other activities.

ADVISORY FEES

For its services as investment adviser of Small Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $1 billion	1.00%
$1 billion to under $4 billion	0.90%
$4 billion to under $6 billion	0.80%
$6 billion and over	0.70%

For its services as investment adviser of each of Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund and All Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

For its services as investment adviser of International Small Cap Value Fund, the Adviser receives a monthly fee at an annual rate of 1.10% of the Fund’s average amount of daily net assets.

For its services as investment adviser of Alternative Value Fund, the Adviser receives a monthly fee at an annual rate of 1.60% of the Fund’s average amount of daily net assets. Payments to the Sub-Adviser for its services are made by the Adviser. For its services to Alternative Value Fund, Broadmark receives sub-advisory fees at an annual rate of 0.60% of the average amount of daily net assets.

For the purpose of calculating the advisory fees, the net assets of the Funds will not be considered in the aggregate. For Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Funds to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. For Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Funds to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.29% for Class A Shares and 1.04% for Class I Shares. For International Small Cap Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.49% for Class A Shares and 1.24% for Class I Shares. For Alternative Value Fund, the Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.89% for Class A Shares and 1.64% for Class I Shares.

The waivers exclude expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. The waivers for all the Funds are in effect through January 31, 2016.

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For the fiscal years ended September 30, 2014, 2013 and 2012, the Adviser earned $27,749,616, $25,604,149 and $26,577,268, respectively, in investment advisory fees from Small Cap Value Fund; $1,670,782, $1,009,413 and $477,469, respectively, in investment advisory fees from Small Cap Dividend Value Fund; $2,886,864, $2,258,151 and $1,637,714, respectively, in investment advisory fees from Small-Mid Cap Value Fund; $869,266, $638,907 and $548,181, respectively, in investment advisory fees from Mid Cap Value Fund; $1,232,217, $980,365 and $799,204, respectively, in investment advisory fees from All Cap Value Fund; and $614,653, $522,739 and $372,632, respectively, in investment advisory fees from Alternative Value Fund.

Mid Cap Dividend Value Fund did not commence operations until October 3, 2011. For the fiscal years ended September 30, 2014 and 2013 and the fiscal period ended September 30, 2012, the Adviser earned $290,495, $173,602 and $76,752, respectively, in investment advisory fees from Mid Cap Dividend Value Fund.

International Small Cap Value Fund did not commence operations until December 31, 2014. Therefore, the Adviser did not earn any advisory fees from that Fund during the past three fiscal years.

Pursuant to an expense cap reimbursement agreement, for the fiscal years ended September 30, 2014, 2013 and 2012, the Adviser reimbursed the following amounts to the following Funds:

•	Small Cap Dividend Value Fund: $66,820, $89,477 and $79,248, respectively;

•	Small-Mid Cap Value Fund: $79,119, $92,614 and $87,481, respectively;

•	Mid Cap Value Fund: $62,229, $77,036 and $74,565, respectively;

•	All Cap Value Fund: $53,851, $64,880 and $66,726, respectively; and

•	Alternative Value Fund: $116,199, $115,231 and $114,766, respectively.

For the fiscal years ended September 30, 2014 and 2013, the Adviser reimbursed $57,540 and $81,988, respectively, to Mid Cap Dividend Value Fund. For the fiscal period from October 3, 2011 to September 30, 2012, the Adviser reimbursed $108,882 to Mid Cap Dividend Value Fund.

For the fiscal years ended September 30, 2014, 2013 and 2012, the Adviser did not reimburse Small Cap Value Fund pursuant to the expense cap reimbursement agreement. International Small Cap Value Fund did not commence operations until December 31, 2014. Therefore, the Adviser did not reimburse that Fund during the past three fiscal years.

At a Board meeting held on November 20, 2014, the Board of Directors, including a majority of the Independent Directors: (i) approved the initial term of the Advisory Agreement for International Small Cap Value Fund, (ii) approved the continuation of the Advisory Agreement for each of the other Funds, and (iii) approved the continuation of the Sub-Advisory Agreement for Alternative Value Fund, all ending November 30, 2015. A discussion regarding the basis of the approval of the Advisory Agreements and Sub-Advisory Agreement, as well as the material factors considered by the Board of Directors, will be available in the Funds’ semi-annual report to shareholders dated March 31, 2015.

PORTFOLIO MANAGERS

John L. Keeley, Jr. is the portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and of the equity investments of Alternative Value Fund. In addition, Mr. John L. Keeley, Jr. is a co-portfolio manager of Keeley All Cap Value Fund. He also acts as portfolio manager for 695 other accounts, which had assets of approximately $1.6 billion as of September 30, 2014. Included in those accounts are 2 pooled investment vehicles, which had assets of $4.9 million. One of the pooled investment vehicles, which had assets of $2.6 million as of September 30, 2014, provides for a performance-based fee.

Mr. Brian R. Keeley is the co-portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and the equity investments of Alternative Value Fund. Mr. Brian R. Keeley managed 691 other accounts with Mr. John L. Keeley, Jr., with assets of approximately $1.6 billion as of September 30, 2014. None of the accounts managed by Mr. Brian R. Keeley provide for a performance-based fee.

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Mr. Kevin M. Chin is the co-portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, and the equity investments of Alternative Value Fund. Mr. Chin managed 677 other accounts with Mr. John L. Keeley, Jr. and Brian R. Keeley, which had assets of approximately $1.6 billion as of September 30, 2014. None of the accounts managed by Mr. Chin provide for a performance-based fee.

Mr. Edwin C. Ciskowski is the portfolio manager of All Cap Value Fund. Mr. Ciskowski managed 14 other accounts with Messrs. John L. Keeley, Jr. and Brian R. Keeley, which had assets of approximately $54 million as of September 30, 2014. None of the accounts managed by Mr. Ciskowski provide for a performance-based fee.

Mr. Thomas E. Browne, Jr. is the portfolio manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Browne managed 2 other accounts, which had assets of approximately $4 million as of September 30, 2014. None of the accounts managed by Mr. Browne provide for a performance-based fee.

Mr. Brian P. Leonard is the assistant portfolio manager of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Leonard managed 2 other accounts, which had assets of approximately $4 million as of September 30, 2014. None of the accounts managed by Mr. Leonard provide for a performance-based fee.

Mr. Egor N. Rybakov is the portfolio manager of International Small Cap Value Fund. Mr. Rybakov managed one other account as of December 31, 2014, which had assets of approximately $0.9 million. It did not provide for a performance-based fee.

Christopher J. Guptill is responsible primarily for managing the market risk of Alternative Value Fund. Mr. Guptill is the Chief Executive Officer of Broadmark and has been the Chief Investment Officer since Broadmark’s inception in 1999. Broadmark seeks to protect Alternative Value Fund from market risk through a dynamic hedging strategy by measuring such factors as monetary policy, valuation characteristics, investor sentiment and momentum.

The Funds use the same investment strategy, but focus on different issuers:

•	Small Cap Value Fund concentrates on small cap stocks;

•	Small Cap Dividend Value Fund concentrates on small cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, and/or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

•	International Small Cap Value Fund concentrates on small cap stocks issued by companies located outside of the United States;

•	Small-Mid Cap Value Fund concentrates on small cap and mid cap stocks;

•	Mid Cap Value Fund concentrates on mid-cap stocks;

•	Mid Cap Dividend Value Fund concentrates on mid cap stocks (i) with attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

•	All Cap Value Fund does not have a size limitation or focus, and is expected to invest in stocks of all size issuers; and

•	Alternative Value Fund concentrates its equity investments in small-cap and mid-cap stocks. The Fund employs hedging strategies and techniques to provide downside protection to the Fund.

A conflict will arise if a portfolio manager decides to sell a security that any of the Funds holds or if a portfolio manager decides to purchase a security for a Fund at the same time that such security is to be purchased or sold by another Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. Such action could have an effect on the price of the securities, and could potentially result in a Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that Fund were

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purchasing or selling that security. Historically, when a Fund and any of those other accounts purchased or sold the same security on the same day, the Funds received the best price or the same price, and if possible the transactions were averaged. Because Mr. John L. Keeley, Jr. is managing the portfolios of five of these registered investment companies, if the Funds buy or sell the same security on the same day, the prices will be averaged and each will receive the same price. If it is not possible to fill all of the orders for the same security for each of the Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

Messrs. Browne and Leonard receive a portion of their bonus compensation based upon the performance of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Messrs. Browne and Leonard are eligible to receive a portion of the advisory fees generated by Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Brian R. Keeley receives a portion of his bonus compensation based upon the performance of Small Cap Value Fund, Small-Mid Cap Value Fund, All Cap Value Fund, and the equity investments of Alternative Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Mr. Brian R. Keeley is eligible to receive a portion of the advisory fees generated by Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund. Mr. Chin receives a portion of his bonus compensation based upon the performance of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and the equity investments of Alternative Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Mr. Chin is eligible to receive a portion of the advisory fees generated by Small-Mid Cap Value Fund and Mid Cap Value Fund. Mr. Ciskowski receives a portion of his bonus compensation based upon the performance of All Cap Value Fund relative to its performance benchmark and peer group ranking. Under certain circumstances, Mr. Ciskowski is eligible to receive a portion of the advisory fees generated by All Cap Value Fund. Under certain circumstances, Mr. Rybakov may be eligible to receive a portion of the advisory fees generated by International Small Cap Value Fund. Mr. John L. Keeley, Jr. does not receive any compensation specifically for acting as portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and the equity investments of Alternative Value Fund. However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, Mr. John L. Keeley, Jr. has the benefit of receiving the majority of the management fees paid by the Funds to the Adviser, after payment by the Adviser of all of its expenses.

As of December 31, 2014, Mr. Browne beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Leonard beneficially owned $100,001-$500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Brian R. Keeley beneficially owned $100,001-$500,000 in Small Cap Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund, $100,001-$500,000 in Mid Cap Value Fund, and $100,001-$500,000 in All Cap Value Fund. Mr. Brian R. Keeley did not beneficially own any shares of Alternative Value Fund. Mr. Chin beneficially owned $100,001-$500,000 in Small Cap Value Fund, $100,001-$500,000 in Small-Mid Cap Value Fund and $100,001-$500,000 in Mid Cap Value Fund. Mr. Chin did not beneficially own any shares of Alternative Value Fund. Mr. Ciskowski beneficially owned $100,001-$500,000 in All Cap Value Fund. Mr. Rybakov did not beneficially own any shares of International Small Cap Value Fund. Mr. John L. Keeley, Jr. beneficially owned over $1 million in each of the Funds.

ADMINISTRATION SERVICES

U.S. Bancorp, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Funds’ administrator. The Administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Code, the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations.

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The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the administration agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT,

DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp acts as the fund accountant for the Funds. U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Funds; determining the NAV of each Fund; calculating NAV per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer Agent and Dividend Disbursing Agent for the Funds. U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Funds and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

U.S. Bank is the Funds’ securities lending agent. In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Funds and invests the cash collateral in accordance with the instructions received by the Adviser.

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NET ASSET VALUE

For purposes of computing the NAV of a share of a Fund, securities listed on an exchange or quoted on a national market system are valued at the last sales price at the time of valuation or, if there are no reported sales on that day, at the most recent bid quotations. Securities traded on only the OTC markets are valued on the basis of closing OTC bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

A Fund’s NAV will not be determined on any day on which the NYSE is not open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Company has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Funds must redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts normally will be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Funds’ Prospectus. Each Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

Class A Shares

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge. This is because certain investor and intermediary transactions involve little or no expense. The investors who may be able to purchase Class A Shares without paying an initial sales charge generally are as follows:

•	Purchases by qualified retirement and benefit plans.

•	Non-dealer assisted (or assisted only by the Distributor) purchases by bank or trust company in a single account where such bank or trust company is named as the trustee.

•	Non-dealer assisted (or assisted only by the Distributor) purchase by banks, insurance companies, insurance company separate accounts and other institutional purchasers.

•	A registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Funds and Distributor of such arrangement.

•	Fee-based account clients of registered investment advisers.

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•	Sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage.

•	Sales to broker-dealers who conduct their business with their customers principally through the Internet and do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Funds.

•	Any current or retired Officer, Director or employee of the Funds, Adviser, Distributor or any affiliated company thereof. This shall also apply to their immediate family members.

•	Registered representatives, their spouses and minor children, and employees of dealer firms that have a distribution agreement with the Distributor.

•	Employees of the Administrator and counsel to the Funds.

•	Consultants and their employees who provide consulting services to the Adviser of the Funds.

•	Reinvestment of dividends and distributions received from a Fund by a current shareholder.

•	Shares exchanged in accordance with the Funds’ exchange privilege.

The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50. Each minimum is subject to change at any time. The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase. Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

Class I Shares

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge. In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares. The minimum initial investment for Class I Shares is $1 million, and the minimum for additional investments is $10,000. Each minimum is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts and may waive the minimum amount for additional investments to certain Class I Share accounts.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other Funds or for shares of the First American Prime Obligations Fund (the “Prime Obligations Fund”). The minimum exchange amount between the KEELEY Funds is $250. The minimum exchange amount between any of the Funds and shares in the Prime Obligations Fund is described in the Prime Obligation Fund’s prospectus. For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1 million investment minimum for Class I Shares. An investor is limited to four exchanges in each 12-month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.002% of the average daily NAV of the shares for which it is the holder or dealer of record.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or the Funds, or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of a Fund. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption also may be taxed under state and local tax laws, which may differ from the Code.

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TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

Each Fund intends to elect to continue to be treated, and to qualify annually, as a regulated investment company under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. A Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

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If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares, except as noted below. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the Dividends Received Deduction and the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code. Qualified dividend income received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. The Funds generally can pass the tax treatment of qualified dividend income they receive through to Fund shareholders. For a Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.

Distributions of net capital gain, if any, that are reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

For a description of the Funds’ distribution policies, see “Distributions and Taxes” in the Funds’ Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 20%.

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Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.

Each Fund may make certain tax elections in order to mitigate the effect of these provisions. The Funds’ investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

A Fund’s transactions in options and futures contracts, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a regulated investment company and for avoiding excise taxes.

NON-U.S. TAXES

Since the Funds may invest in non-U.S. securities, their income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund’s dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

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CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Funds may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may

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extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

COST BASIS REPORTING

The Funds are required to report to the Internal Revenue Service and furnish to Fund shareholders detailed “cost basis” and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”) and sold on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder redeems covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and to the shareholder on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Each Fund’s default cost basis calculation methodology will be based on the average cost of all shares purchased on or after January 1, 2012. Shareholders will be able to change their default method to another IRS-accepted cost basis method via the Keeley Funds website, www.keeleyfunds.com, or by notifying the Fund’s transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

Shareholders hold Fund shares through a broker-dealer (or another nominee) should contact that broker-dealer (nominee) with respect to the reporting of cost basis and available elections for their account.

Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method they should elect.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (FATCA)

A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required. You should consult your tax advisor as to the impact of these requirements on your investment in a Fund.

OTHER TAXES

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Any taxable dividends paid by a Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

DISTRIBUTION OF SHARES

The Distributor, Keeley Investment Corp., 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, acts as the principal underwriter for the Funds under an Underwriting Agreement between the Company and the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, member of FINRA, the Securities Investor Protection Company, and an affiliate of the Adviser.

The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.” The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Funds. A portion of these costs may be reimbursed by a Fund pursuant to the Fund’s Distribution Plan described below. The Distributor may receive brokerage commissions for executing portfolio transactions for a Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor also may compensate these entities out of the distribution fees received from each Fund. For the fiscal years ended September 30, 2014, 2013 and 2012, the Distributor received the following underwriting commissions:

Year	Front End Sales Charges	Redemption Charges	Total
2014	$194,387	None	$194,387
2013	$193,083	None	$193,083
2012	$90,763	None	$90,763

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DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Company has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan was adopted anticipating that the Funds will benefit from the Plan through increased future sales of shares of the Funds, eventually reducing the Funds’ expense ratios and providing an asset size that will allow the Adviser greater flexibility in management. For any Fund, the Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, each Fund will pay directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Funds’ Prospectus. These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of each Fund. Such distribution costs and expenses may include (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Company determines to be reasonably calculated to result in the sale of shares of each Fund.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the discretion of the Directors of the Company who are not interested persons of a Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

For the fiscal year ended September 30, 2014, the Distributor received $225,094 under the Plan from Small Cap Value Fund. During the same period, Small Cap Value Fund paid an additional $4,691,999 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2014, the Distributor received $26,145 under the Plan from Small Cap Dividend Value Fund. During the same period, Small Cap Dividend Value Fund paid an additional $187,463 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2014, the Distributor received $45,771 under the Plan from Small-Mid Cap Value Fund. During the same period, Small-Mid Cap Value Fund paid an additional $250,369 pursuant to the Plan, all of which represented compensation to dealers.

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For the fiscal year ended September 30, 2014, the Distributor received $80,785 under the Plan from Mid Cap Value Fund. During the same period, Mid Cap Value Fund paid an additional $56,068 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2014, the Distributor received $24,369 under the Plan from Mid Cap Dividend Value Fund. During the same period, Mid Cap Dividend Value Fund paid an additional $2,638 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2014, the Distributor received $97,071 under the Plan from All Cap Value Fund. During the same period, All Cap Value Fund paid an additional $82,065 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2014, the Distributor received $32,100 under the Plan from Alternative Value Fund. During the same period, Alternative Value Fund paid an additional $23,520 pursuant to the Plan, all of which represented compensation to dealers.

International Small Cap Value Fund commenced operations after the end of the fiscal year ended September 30, 2014. Therefore, the Distributor did not receive any fees under the Plan from International Small Cap Value Fund during the period.

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will a Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

FINRA has rules that may limit the extent to which a Fund may make payments under the Plan. Although FINRA’s rules do not apply to the Funds directly, the rules apply to members of FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset-based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

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SHAREHOLDER SERVICING ARRANGEMENTS

The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2014, the Distributor received payments of $1,486,090, $83,539, $144,343, $43,463, $14,525, $61,611 and $19,208 from Small Cap Value Fund, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, Mid Cap Dividend Value Fund, All Cap Value Fund and Alternative Value Fund, respectively, under the Shareholder Servicing Agreement. International Small Cap Value Fund commenced operations after the end of the fiscal year ended September 30, 2014. Therefore, the Distributor did not receive any payments from International Small Cap Value Fund during the period under the Shareholder Servicing Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser (and for Alternative Value Fund, the Sub-Adviser) have discretion to select brokers and dealers to execute portfolio transactions on behalf of the Funds and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for each Fund. When executing transactions, the Adviser and Sub-Adviser will consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. The Sub-Adviser may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Alternative Value Fund on an agency basis and may be paid brokerage commissions from the Fund for such services. Transactions of the Funds in the OTC market may be executed with primary market makers acting as principal except where the Adviser and Sub-Adviser believe that better prices and execution may be obtained elsewhere. The Adviser and Sub-Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of a Fund, but any such allocation will be based on price and execution, and not the sale of a Fund shares. In accordance with the provisions of Rule 12b-1(h), each Fund has implemented and the Board of Directors of the Funds has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of a Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser and Sub-Adviser are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund’s asset value, and other information provided to each Fund, the Adviser or the Sub-Adviser. The Adviser and the Sub-Adviser (for the Alternative Value Fund) also are authorized to cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser or Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser or Sub-Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser or Sub-Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser or Sub-Adviser has investment discretion. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser or Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing the Funds’ investment portfolios. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds or the Sub-Adviser in advising the Alternative Value Fund.

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The Adviser (and for the Alternative Value Fund, the Sub-Adviser) is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by each Fund. However, the Board of Directors recognizes that it is important that the Adviser and Sub-Adviser, in performing their responsibilities for the Funds, continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. The Adviser and Sub-Adviser believe that it is in the interest of the Funds to consider the value of the information received for use in advising the Funds when compensating brokers for their services. The extent to which such information may reduce the expenses of the Adviser’s or Sub-Adviser’s management services to the Funds is not determinable. In addition, the Board of Directors understands that other clients of the Adviser or Sub-Adviser also might benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser or Sub-Adviser in performing services for others.

Although investment decisions for each Fund are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, the same investment decision may be made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser or Sub-Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and a Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser or Sub-Adviser for other clients.

For the fiscal years ended September 30, 2014, 2013 and 2012, Small Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $534,867, $532,486 and $642,403, respectively, on transactions having a total market value of $308,526,408, $272,654,916 and $404,004,841, respectively. For the years ended September 30, 2014, 2013 and 2012, Small Cap Value Fund paid the Distributor brokerage commissions of $4,006,282, $5,430,575 and $4,256,103, respectively, on transactions involving the payment of commissions having a total market value of $2,698,132,511, $2,938,987,583, and $1,977,156,198, respectively. Of the brokerage commissions paid by Small Cap Value Fund for the years ended September 30, 2014, 2013 and 2012, 88.2%, 91.1% and 86.9%, respectively, were paid to the Distributor in connection with transactions involving securities having a market value equal to 89.7%, 91.5% and 83.0%, respectively, of the total market value of securities on which Small Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Small Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014, 2013 and 2012, Small Cap Dividend Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $0, $6,540 and $5,544, respectively, on transactions having a total market value of $0, $1,413,152 and $7,601,077, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, Small Cap Dividend Value Fund paid the Distributor brokerage commissions of $253,117, $239,216 and $75,451, respectively, on transactions involving the payment of commissions having a total market value of $128,370,933, $117,706,858 and $40,241,945, respectively. Of the brokerage commissions paid by Small Cap Dividend Value Fund for the fiscal years ended September 30, 2014, 2013 and 2012, 100%, 97.3% and 93.2%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 100%, 98.8% and 84.1%, respectively, of the total market value of securities on which Small Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Dividend Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Small Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014, 2013 and 2012, Small-Mid Cap Value Fund paid brokerage commissions to brokers, other than the Distributor, brokerage commissions totaling $7,200, $4,480 and $2,480, respectively, on transactions having a total market value of $2,082,201, $1,020,576 and $677,417. For the fiscal years ended September 30, 2014, 2013 and 2012, Small-Mid Cap Value Fund paid the Distributor brokerage

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commissions of $396,874, $582,027 and $465,269, respectively, on transactions involving the payment of commissions having a total market value of $269,480,912, $303,217,854 and $180,530,589. Of the brokerage commissions paid by Small-Mid Cap Value Fund for the fiscal years ended September 30, 2014, 2013 and 2012, 98.2%, 99.2% and 99.5%, respectively, was paid to the Distributor in connection with transactions involving securities with a market value equal to 99.2%, 99.7% and 99.6%, respectively, of the total market value of securities on which Small-Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small-Mid Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Small-Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014, 2013 and 2012, Mid Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $0, $0 and $500, respectively, on transactions having a total market value of $0, $0 and $818,480, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, Mid Cap Value Fund paid the Distributor brokerage commissions of $61,864, $46,720 and $42,196, respectively, on transactions involving the payment of commissions having a total market value of $54,573,382, $45,103,453 and $34,385,950, respectively. Of the brokerage commissions paid by Mid Cap Value Fund for the fiscal years ended September 30, 2014, 2013 and 2012, 100%, 100% and 98.8%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 100%, 100% and 97.7%, respectively, of the total market value of securities on which Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014 and 2013 and the fiscal period ended September 30, 2012, Mid Cap Dividend Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $612, $3,690 and $606 on transactions having a total market value of $1,049,111, $5,350,606 and $711,931, respectively. For the fiscal years ended September 30, 2014 and 2013 and the fiscal period ended September 30, 2012, Mid Cap Dividend Value Fund paid the Distributor brokerage commissions of $9,630, $26,661 and $15,076 on transactions involving the payment of commissions having a total market value of $8,397,416, $18,663,836 and $8,796,698, respectively. Of the brokerage commissions paid by Mid Cap Dividend Value Fund for the fiscal years ended September 30, 2014 and 2013 and the fiscal period ended September 30, 2012, 94.0%, 87.8% and 96.1%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 88.9%, 77.7% and 92.5%, respectively, of the total market value of securities on which Mid Cap Dividend Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Dividend Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Mid Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014, 2013 and 2012, All Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $0, $40 and $400, respectively, on transactions having a total market value of $0, $103,244 and $64,000, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, All Cap Value Fund paid the Distributor brokerage commissions of $104,774, $117,434 and $126,557, respectively, on transactions involving the payment of commissions having a total market value of $86,352,346, $89,545,610 and $86,889,558. Of the brokerage commissions paid by All Cap Value Fund for the fiscal years ended September 30, 2014, 2013 and 2012, 100%, 100% and 99.7%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 100%, 99.9% and 99.9%, respectively, of the total market value of securities on which All Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when All Cap Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, All Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2014, 2013 and 2012, Alternative Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $50,608, $13,765 and $10,706, respectively, on transactions having a total market value of $179,042,965, $17,169,119 and $17,391,286, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, Alternative Value Fund paid the Distributor brokerage commissions of $73,353, $95,772 and $70,897, respectively, on transactions involving the payment of commissions having a total

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market value of $58,565,833, $51,475,325 and $29,360,579, respectively. Of the brokerage commissions paid by Alternative Value Fund for the fiscal years ended September 30, 2014, 2013 and 2012, 59.2%, 87.4% and 86.9%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 24.6%, 75.0% and 62.8%, respectively, of the total market value of securities on which Alternative Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Alternative Value Fund purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2014, Alternative Value Fund did not acquire securities of its regular brokers or dealers or their parents.

International Small Cap Value Fund commenced operations after the end of the fiscal year ended September 30, 2014. Therefore, International Small Cap Value Fund did not pay any brokerage commissions to brokers and did not acquire securities of its regular brokers or dealers or their parents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of January 1, 2015, the Directors and officers, as a group, beneficially owned in the aggregate the following percentage of the Funds’ equity securities:

•	1.52% of Small Cap Value Fund;

•	19.81% of Small Cap Dividend Value Fund;

•	83.03% of International Small Cap Value Fund;

•	11.08% of Small-Mid Cap Value Fund;

•	49.70% of Mid Cap Value Fund;

•	36.38% of Mid Cap Dividend Value Fund;

•	38.00% of All Cap Value Fund; and

•	55.80% of Alternative Value Fund.

As of the same date, within the percentages noted above, the ownership of the Funds’ securities held by Mr. John L. Keeley, Jr. was:

•	899,077 shares in Small Cap Value Fund, representing 1.34% of the issued and outstanding shares of common stock of the Fund;

•	1,656,695 shares in Small Cap Dividend Value Fund, representing 18.21% of the issued and outstanding shares of common stock of the Fund;

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•	955,519 shares in International Small Cap Value Fund, representing 58.91% of the issued and outstanding shares of common stock of the Fund;

•	2,133,456 shares in Small-Mid Cap Value Fund, representing 10.52% of the issued and outstanding shares of common stock of the Fund;

•	2,478,306 shares in Mid Cap Value Fund, representing 47.45% of the issued and outstanding shares of common stock of the Fund;

•	539,308 shares in Mid Cap Dividend Value Fund, representing 30.69% of the issued and outstanding shares of common stock of the Fund;

•	2,384,891 shares in All Cap Value Fund, representing 35.94% of the issued and outstanding shares of common stock of the Fund; and

•	1,600,303 shares in Alternative Value Fund, representing 51.83% of the issued and outstanding shares of common stock of the Fund.

As of December 31, 2014, the following persons held of record more than 5% of the outstanding shares of the Funds:

Name and Address	Fund	Percentage of Outstanding Shares Held
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Small Cap Value Fund — Class A	21.38%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Small Cap Value Fund — Class A	18.83%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Small Cap Value Fund — Class A	15.84%
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	Small Cap Value Fund — Class I	27.34%
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	Small Cap Value Fund — Class I	14.36%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Small Cap Value Fund — Class I	10.73%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	Small Cap Value Fund — Class I	8.09%
Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480-1533	Small Cap Value Fund — Class I	7.94%

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Robert W Baird 777 East Wisconsin Avenue Milwaukee, WI 53202	Small Cap Value Fund — Class I	6.45%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Small Cap Value Fund — Class I	6.29%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Small Cap Dividend Value Fund — Class A	27.91%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Small Cap Dividend Value Fund — Class A	22.34%
Raymond James 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Small Cap Dividend Value Fund — Class A	9.47%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Small Cap Dividend Value Fund — Class A	9.07%
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	Small Cap Dividend Value Fund — Class A	7.22%
Ameriprise Financial Services Inc. 1 N. Main Street, Ste. 616 Hutchinson, KS 67501-5251	Small Cap Dividend Value Fund — Class A	6.55%
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Small Cap Dividend Value Fund — Class A	6.23%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Small Cap Dividend Value Fund — Class I	38.36%
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	Small Cap Dividend Value Fund — Class I	19.96%
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	Small Cap Dividend Value Fund — Class I	13.31%
Strafe & Co P.O. Box 6924 Newark, DE 19714-6924	Small Cap Dividend Value Fund — Class I	9.06%
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	Small Cap Dividend Value Fund — Class I	7.90%
National Financial Services LLC 200 Seaport Blvd. Boston, MA 02210-2031	International Small Cap Value Fund — Class A	100.00%

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National Financial Services LLC 200 Seaport Blvd. Boston, MA 02210-2031	International Small Cap Value Fund — Class I	100.00%
NFS LLC FEBO 200 Seaport Blvd. Boston, MA 02210-2031	Small-Mid Cap Value Fund — Class A	26.68%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Small-Mid Cap Value Fund — Class A	23.51%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	Small-Mid Cap Value Fund — Class A	13.40%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Small-Mid Cap Value Fund — Class A	12.84%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Small-Mid Cap Value Fund — Class I	27.16%
National Financial Services LLC 200 Seaport Blvd. Boston, MA 02210-2031	Small-Mid Cap Value Fund — Class I	20.05%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Small-Mid Cap Value Fund — Class I	14.64%
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	Small-Mid Cap Value Fund — Class I	8.84%
UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	Small-Mid Cap Value Fund — Class I	5.08%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Mid Cap Value Fund — Class A	62.30%
Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	Mid Cap Value Fund — Class A	8.99%
Charles Schwab & Co. Inc. 101 Montgomery San Francisco, CA 94104	Mid Cap Value Fund — Class A	6.71%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Mid Cap Value Fund — Class I	63.39%

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Wells Fargo Bank N.A. P.O. Box 1533 Minneapolis, MN 55480-1533	Mid Cap Value Fund — Class I	24.08%
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086-6761	Mid Cap Value Fund — Class I	7.50%
NFS LLC FBO 200 Seaport Blvd. Boston, MA 02210-2031	Mid Cap Dividend Value Fund — Class A	88.52%
Pershing LLC 1 Pershing Plaza, Fl. 14 Jersey City, NJ 07399-2052	Mid Cap Dividend Value Fund — Class A	7.62%
NFS LLC FBO 200 Seaport Blvd. Boston, MA 02210-2031	Mid Cap Dividend Value Fund — Class I	49.65%
Strafe & Co. PO Box 6924 Newark, DE 19714-6924	Mid Cap Dividend Value Fund — Class I	48.41%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	All Cap Value Fund — Class A	58.32%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	All Cap Value Fund — Class A	9.74%
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	All Cap Value Fund — Class A	6.26%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	All Cap Value Fund — Class I	52.87%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	All Cap Value Fund — Class I	23.77%
Pershing LLC 1 Pershing Plaza Fl. 14 Jersey City, NJ 07399-2052	All Cap Value Fund — Class I	16.15%
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210-2031	Alternative Value Fund — Class A	87.45%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Alternative Value Fund — Class A	5.73%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Alternative Value Fund — Class A	5.30%

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National Financial Services, LLC 200 Liberty St. New York, NY 10281-1003	Alternative Value Fund — Class I	62.15%
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	Alternative Value Fund — Class I	13.82%
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	Alternative Value Fund — Class I	12.15%

PROXY VOTING

As the beneficial owner of the Funds’ securities, the Company, through its Board of Directors, has the right and the obligation to vote the Funds’ portfolio securities. The Board of Directors has delegated the voting power for the Funds’ securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Funds. Those policies and procedures will govern each Fund’s voting of portfolio securities, except to the extent varied by a Fund’s Policies and Procedures, in which case that Fund’s policies and procedures will govern.

The Company’s proxy voting Policies and Procedures are based on the following assumptions:

•	Voting rights have economic value.

•	There is a duty to cast an informed vote.

•	Funds securities must be voted in a way that benefits each Fund and its shareholders solely.

The following is a summary of the manner in which the Company would normally expect to vote on certain matters that typically are included in the proxies that each Fund receives each year; however, each proxy needs to be considered separately and the Company’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)	The Company will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

2)	The Company will rely upon the Adviser’s analysis of other management proposals, which it will make on a case-by-case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

3)	The Company will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

4)	On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case-by-case basis with the sole aim of enhancing the value of each Fund’s assets.

Although the Adviser does not anticipate that proxy voting generally will present a conflict of interest between a Fund, on the one hand, and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), on the other, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy

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requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of a Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

For International Small Cap Value Fund, the Adviser generally will be voting the proxies of foreign companies. Voting such proxies typically is both difficult and costly due to local regulations, customs, and other requirements. The Adviser does not intend to vote proxies of such foreign companies if the Adviser determines that the expected economic costs from voting outweigh the anticipated economic benefit to that Fund. This determination will be made on a case-by-case basis. The Adviser periodically will review voting logistics, including costs and other voting difficulties, on a country-by-country basis to determine if any material changes have occurred that could affect its decision of whether or not to vote certain proxies. If the Adviser believes (i) that an issue to be voted likely will materially affect the economic value of International Small Cap Value Fund d, (ii) that its vote is reasonably likely to influence the ultimate outcome of the contest, and (iii) that the expected benefits of voting the proxies exceed the costs, the Adviser will make every reasonable effort to vote the proxies of foreign companies.

Every August, the Company files with the SEC information regarding the voting by the Company of proxies for securities of the Funds for the 12-month period ending the preceding June 30th. Shareholders are able to view such filings on the SEC’s website at http://www.sec.gov. Shareholders also may obtain a copy of the Proxy Voting Policies and the Company’s proxy voting record for the most recent 12-month period ended June 30, free of charge, by contacting the Company at 1-800-533-5344.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202, is the independent registered public accounting firm for the Funds. PwC audits and reports on each Fund’s annual financial statements, reviews each Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Company.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Company’s Articles of Incorporation do not require that the Company hold annual or regular shareholder meetings. Shareholder meetings may be called by the Board of Directors and held at such times that the Directors, from time to time, determine for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Company’s By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with

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a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company with respect to a Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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